NATIONS LIFEGOAL FUNDS, INC.

                       Statement of Additional Information


                        NATIONS LIFEGOAL GROWTH PORTFOLIO
                   NATIONS LIFEGOAL BALANCED GROWTH PORTFOLIO
                  NATIONS LIFEGOAL INCOME AND GROWTH PORTFOLIO


       Primary A, Primary B, Investor A, Investor B and Investor C Shares


                                 August 1, 2000







         This Statement of Additional Information ("SAI") provides supplementary information pertaining to shares representing interests in the above listed three investment portfolios of Nations LifeGoal Funds, Inc. (individually, a "LifeGoal Portfolio" and collectively, the "LifeGoal Portfolios"). This SAI is not a prospectus and should be read only in conjunction with the current prospectuses for the aforementioned LifeGoal Portfolios related to the class or series of shares in which one is interested, dated August 1, 2000, for the Primary A, Primary B, Investor A, Investor B and Investor C Shares (each a "Prospectus"). All terms used in this SAI that are defined in the Prospectuses will have the same meanings assigned in the Prospectuses. The financial statements for the LifeGoal Portfolios contained in their annual reports dated March 31, 2000, are hereby incorporated into this SAI by reference. Copies of the Prospectuses and Annual Reports for the LifeGoal Portfolios may be obtained without charge by writing Nations Funds c/o Stephens Inc., One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina 28255, or by calling Nations Funds at 1-800-982-2271.



                                TABLE OF CONTENTS


                                                                                                  Page

HISTORY OF THE COMPANY.......................................................................       1

DESCRIPTION OF THE COMPANY AND THE LIFEGOAL PORTFOLIOS ......................................       1
        General..............................................................................       1
        Investment Limitations ..............................................................       2

ADDITIONAL INFORMATION ABOUT THE UNDERLYING NATIONS FUNDS....................................       4
        Permissible Fund Investments.........................................................       4
        Asset-Backed Securities..............................................................       7
        Borrowings...........................................................................      11
        Commercial Instruments...............................................................      11
        Combined Transactions................................................................      12
        Convertible Securities...............................................................      13
        Corporate Debt Securities............................................................      13
        Custodial Receipts...................................................................      14
        Currency Swaps.......................................................................      14
        Delayed Delivery Transactions........................................................      14
        Dollar Roll Transactions ............................................................      14
        Equity Swap Contracts ...............................................................      15
        Foreign Currency Transactions .......................................................      16
        Futures, Options and Other Derivative
              Instruments....................................................................      17
        Risk Factors Associated with Futures and Options Transactions........................      23
        Guaranteed Investment Contracts......................................................      33
        Insured Municipal Securities ........................................................      33
        Interest Rate Transactions ..........................................................      33
        Lower Rated Debt Securities..........................................................      34
        Municipal Securities ................................................................      35
        Options on Currencies................................................................      38
        Other Investment Companies...........................................................      38
        Participation Interests and Company Receipts.........................................      38
        Real Estate Investment Trusts........................................................      38
        Repurchase Agreements ...............................................................      39
        Reverse Repurchase Agreements .......................................................      39
        Securities Lending...................................................................      39
        Short Sales..........................................................................      39
        Special Situations...................................................................      40
        Stand-By Commitments ................................................................      40
        Stripped Securities..................................................................      41
        U.S. and Foreign Bank Obligations....................................................      41
        U.S. Government Obligations..........................................................      42
        Use of Segregated and Other Special Accounts.........................................      42
        Variable and Floating Rate Instruments ..............................................      43
        Warrants.............................................................................      43
        When-Issued Purchases and Forward Commitments  ......................................      44
        Portfolio Turnover...................................................................      44
        Investment Risks.....................................................................      44

MANAGEMENT OF THE COMPANY....................................................................      46
        Nations Funds Retirement Plan........................................................      50

        Nations Funds Deferred Compensation Plan.............................................      50
        Compensation Table...................................................................      51

INVESTMENT ADVISORY, ADMINISTRATION, CUSTODY, TRANSFER AGENCY,
OTHER SERVICE PROVIDERS, SHAREHOLDER SERVICING AND
DISTRIBUTION ARRANGEMENTS....................................................................      52
        Investment Adviser and Sub-Adviser of the LifeGoal Portfolios........................      52
        Investment Adviser and Sub-Adviser of the Underlying Nations Funds...................      54
        Administrator, Co-Administrator and Sub-Administrator................................      56
        Distributor..........................................................................      59
        Distribution Plans and Shareholder Servicing Arrangements for Investor Shares........      59
        Information Applicable to Investor A, Investor B and Investor C Shares...............      63
        Shareholder Administration Plan (Primary B Shares)...................................      63
        Expenses.............................................................................      65
        Transfer Agents and Custodian........................................................      66
        Independent Accountants and Reports..................................................      66
        Counsel..............................................................................      66

DESCRIPTION OF SHARES........................................................................      67
        Net Asset Value Determination........................................................      68
        Exchanges............................................................................      69
        Dividends and Distributions..........................................................      69

ADDITIONAL INFORMATION CONCERNING TAXES......................................................      70
        General..............................................................................      70
        Excise Tax ..........................................................................      71
        Taxation of Investments of a Regulated Investment Company............................      71
        Capital Gain Distributions...........................................................      72
        Other Distributions..................................................................      72
        Disposition of Fund Shares...........................................................      73
        Federal Income Tax Rates.............................................................      73
        Backup Withholding...................................................................      73
        Corporate Shareholders and Dividends Received Deduction..............................      74
        Foreign Shareholders.................................................................      74
        New Regulations......................................................................      74
        Foreign Taxes........................................................................      75
        Other Matters........................................................................      75

SECURITY HOLDERS.............................................................................      75

ADDITIONAL INFORMATION ON PERFORMANCE........................................................      77
        Yield Calculations...................................................................      77
        Total Return Calculations............................................................      77

SCHEDULE A - Description of Ratings..........................................................      A-1

                             HISTORY OF THE COMPANY
                             ----------------------

         Nations LifeGoal Funds, Inc. (the "Company") is a diversified open-end management investment company organized as a corporation under the laws of the State of Maryland on July 3, 1996. The Company offers shares of common stock which represent interests in one of three separate LifeGoal Portfolios. This SAI relates to the following LifeGoal Portfolios of the Company: LifeGoal Growth Portfolio, LifeGoal Balanced Growth Portfolio and LifeGoal Income and Growth Portfolio. Each LifeGoal Portfolio offers the following separate classes of shares: Primary A Shares, Primary B Shares, Investor A Shares, Investor B and Investor C Shares. The Company has a fiscal year end of March 31st.

             DESCRIPTION OF THE COMPANY AND THE LIFEGOAL PORTFOLIOS
             ------------------------------------------------------

         General

         This SAI relates to the shares of LifeGoal Growth Portfolio, LifeGoal Balanced Growth Portfolio and LifeGoal Income and Growth Portfolio. The Primary A and Primary B Shares are collectively referred to herein as "Primary Shares" and the Investor A, Investor B and Investor C Shares are collectively referred to as "Investor Shares." Banc of America Advisors, Inc. ("BAAI") is the investment adviser to the LifeGoal Portfolios. Banc of America Capital Management, Inc. ("BACAP") is investment sub-adviser. As used herein the "Adviser" shall mean BAAI and/or BACAP as the context may require.

         Each LifeGoal Portfolio may (i) own more than 3% of the total outstanding stock of a registered investment company which is a series of Nations Fund, Inc., Nations Fund Trust, Nations Reserves and Nations Funds Trust, (ii) invest more than 5% of its assets in any one such investment company, and (iii) invest more than 10% of it assets, collectively, in Nations Fund, Inc., Nations Fund Trust, Nations Reserves and Nations Funds Trust. Each LifeGoal Portfolio will concentrate more than 25% of its assets in the mutual fund industry. However, each of the underlying mutual funds in which the LifeGoal Portfolios will invest will not concentrate 25% or more of its total assets in any one industry.

         Shares of each LifeGoal Portfolio of the Company are redeemable at the net asset value (less, in the case of Investor B and Investor C Shares, any applicable contingent deferred sales charge ("CDSC")) thereof at the option of the holders thereof or in certain circumstances at the option of the Company. For information concerning the methods of redemption and the rights of share ownership, consult the Prospectuses under the caption "Buying, Selling and Exchanging Shares."

         As used in this SAI and in the Prospectuses, the term "majority of the outstanding shares" of the Company, a particular LifeGoal Portfolio or a particular class of shares of a LifeGoal Portfolio means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Company, LifeGoal Portfolio or class (as appropriate) present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares entitled to vote, are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Company, LifeGoal Portfolio or class.

         The Board of Directors may classify or reclassify any unissued shares of the Company into shares of any class, classes or LifeGoal Portfolio in addition to those already authorized by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares and, pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any LifeGoal Portfolio or class. Any such classification or reclassification will comply with the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"). Fractional shares shall have the same rights as full shares to the extent of their proportionate interest.

         As of August 1, 2000, Bank of America, N.A. ("Bank of America") and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of the Company and therefore could be considered to be a controlling person of the Company for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which Bank of America and its affiliates possessed or shared power to dispose or vote as of a certain date, see the discussion on Certain Record and Beneficial Holders.

         Information concerning each LifeGoal Portfolio's investment objective is set forth in each of the Prospectuses. There can be no assurance that the LifeGoal Portfolios will achieve their objectives. The principal features of the LifeGoal Portfolios' investment programs and the primary risks associated with those investment programs are discussed in the Prospectuses. The principal features and certain risks of the underlying Nations Funds also are discussed in the Prospectuses.

         Under extraordinary circumstances, the LifeGoal Portfolios may invest 100% of their assets in the Prime Fund. Such circumstances that would prompt a shift in the allocation of assets for defensive purposes by the Adviser include concerns about a precipitous decline in the net asset value of any of the underlying Nations Funds or similar volatility in the Nasdaq National Market, New York Stock Exchange or American Stock Exchange. The designation of circumstances as sufficiently extraordinary to permit this defensive investing is within the Adviser's discretion.

         Although each LifeGoal Portfolio intends to invest substantially all of its assets in underlying Nations Funds, each LifeGoal Portfolio reserves the right to invest assets not so invested in government securities, repurchase agreements and money market instruments.

Investment Limitations

         Each LifeGoal Portfolio is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the LifeGoal Portfolio's outstanding shares.

The LifeGoal Portfolios may not:

    1. Borrow money or issue senior securities as defined in the 1940 Act except that (a) a Portfolio may borrow money from banks for temporary or emergency purposes in amounts up to one-third of the value of such Portfolio's total assets at the time of borrowing, provided that borrowings in excess of 5% of the value of such Portfolio's total assets will be repaid prior to the purchase of additional portfolio securities by such Portfolio, (b) a Portfolio may enter into commitments to purchase securities in accordance with the Portfolio's investment program, including delayed delivery and when-issued securities, which commitments may be considered the issuance of senior securities, and (c) a Portfolio may issue multiple classes of shares in accordance with SEC regulations or exemptions under the 1940 Act. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

    2. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except against the box.) For purposes of this restriction, the deposit or payment by the Portfolio of initial or maintenance margin connection with futures contracts and related options and options on securities is not considered to be the purchase of a security on margin.

    3. Underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Portfolio's investment program may be deemed an underwriting. This restriction shall not limit a Fund's ability to invest in securities issued by other registered investment companies.

    4. Invest in real estate or real estate limited partnership interests. (Each Portfolio may, however, purchase and sell securities secured by real estate or interests therein or issued by issuers which invest in real estate or interests therein.) This restriction does not apply to real estate limited partnerships listed on a national stock exchange (e.g., the New York Stock Exchange).

    5. Purchase or sell commodity contracts except that each Portfolio may, to the extent appropriate under its investment policies, purchase publicly traded securities of companies engaging in whole or in part in such activities, may enter into futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis, and may enter into forward currency contracts in accordance with its investment policies.

    6. Make loans, except that a Portfolio may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

    7. The LifeGoal Portfolios will be diversified and each Portfolio may not purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or securities of other investment companies) if, immediately after such purchase, more than 5% of the value of such Portfolio's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to these limitations and with respect to 75% of such Portfolio's assets, such Portfolio will not hold more than 10% of the voting securities of any issuer.

    8. Each LifeGoal Portfolio will concentrate its investments in the securities of other investment companies.

         In addition, certain non-fundamental investment restrictions are also applicable to the LifeGoal Portfolio, including the following:

    1. No Portfolio of the Company will purchase or retain the securities of any issuer if the officers, or directors of the Company, its advisers, or managers owning beneficially more than one half of one percent of the securities of each issuer together own beneficially more than five percent of such securities.

    2. No Portfolio of the Company will purchase securities of unseasoned issuers, including their predecessors, that have been in operation for less than three years, if by reason thereof the value of such Portfolio's investment in such classes of securities would exceed 5% of such Portfolio's total assets. For purposes of this limitation, issuers include predecessors, sponsors, controlling persons, general partners, guarantors and originators of underlying assets which have less than three years of continuous operation or relevant business experience.

    3. No Portfolio will purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets except that: (a) this restriction shall not apply to standby commitments, (b) this restriction shall not apply to a Portfolio's transactions in futures contracts and related options, and (c) a Portfolio may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

    4. No Portfolio will invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of such Portfolio's assets, and no more than 2% of the value of the Portfolio's net assets may be invested in warrants that are not listed on principal domestic or foreign exchanges (for purposes of this undertaking, warrants acquired by a Portfolio in units or attached to securities will be deemed to have no value).

    5. No Portfolio of the Company will purchase securities of companies for the purpose of exercising control.

    6. No Portfolio of the Company will invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, and other securities which are not readily marketable. For purposes of this restriction, illiquid securities shall not include securities which may be resold under Rule 144A under the Securities Act of 1933 that the Board of Directors, or its delegate, determines to be liquid, based upon the trading markets for the specific security.

    7. No Portfolio of the Company will mortgage, pledge or hypothecate any assets except to secure permitted borrowings and then only in an amount up to one-third of the value of the Portfolio's total assets at the time of borrowing. For purposes of this limitation, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not considered to be a mortgage, pledge or hypothecation of assets.

    8. No Portfolio of the Company will purchase oil, gas or mineral leases or other interests (a Portfolio may, however, purchase and sell the securities of companies engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals).

         Notwithstanding the foregoing restrictions, the underlying mutual funds in which LifeGoal Portfolios may invest have adopted their own investment restrictions which may be more or less restrictive than those listed above, thereby allowing a LifeGoal Portfolio to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment restrictions listed above and in a LifeGoal Portfolio Prospectus. The investment restrictions of these underlying mutual funds are set forth in their respective statements of additional information.

            ADDITIONAL INFORMATION ABOUT THE UNDERLYING NATIONS FUNDS
            ---------------------------------------------------------

         Permissible Fund Investments

         In addition to the principal investment strategies for each underlying Nations Fund (each a "Fund"), which are outlined in such Funds' prospectuses, each Fund also may invest in other types of securities in percentages of less than 10% of its total assets (unless otherwise indicated, e.g., most Funds may invest in money market instruments without limit during temporary defensive periods). These types of securities are listed below for each portfolio and then are described in more detail after this sub-section.

         Nations Intermediate Bond Fund (the "Intermediate Bond Fund"), Nations Blue Chip Fund (the "Blue Chip Fund"), Nations Marsico Focused Equities Fund (the "Marsico Focused Equities Fund"), and Nations International Equity Fund (the "International Equity Fund") are sometimes referred to herein as "Feeder Funds." The Feeder Funds seek to achieve their respective investment objectives by investing substantially all of their assets in diversified investment portfolios having the same investment objective as corresponding master portfolios (each a "Master Portfolio" and collectively, the "Master Portfolios") of Nations Master Investment Trust ("NMIT"), an open-end management investment company in the Nations Funds Family. The Intermediate Bond Fund invests substantially all of its assets in Nations Intermediate Bond Master Portfolio (the "Intermediate Bond Master Portfolio"). The Blue Chip Fund invests substantially all of its assets in Nations Blue Chip Master Portfolio (the "Blue Chip Master Portfolio"). The Marsico Focused Equities Fund invests substantially all of its assets in Nations Marsico Focused Equities Master Portfolio (the "Marsico Focused Equities Master Portfolio"). The International Equity Fund invests substantially all of its assets in Nations International Equity Master Portfolio (the "International Equity Master Portfolio").

         The Domestic Stock Funds

         Nations Value Fund (the "Value Fund"): In addition to the types of securities described in its Prospectus, the Fund may invest in: U.S. Treasury bills, notes and bonds and other instruments issued directly by the U.S. Government ("U.S. Treasury Obligations"), other obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies and instrumentalities (together with U.S. Treasury Obligations, "U.S. Government Obligations"); investment grade debt securities of domestic companies; various money market instruments and repurchase agreements.

         Nations Small Company Fund (the "Small Company Fund"): In addition to the types of securities described in the Fund's Prospectus, the Fund may invest in: debt securities, unless the Fund assumes a temporary defensive position. Debt securities, if any, purchased by the Fund will be rated "AA" or above by S&P or "Aa" or above by Moody's or, if unrated, determined by the Adviser to be of comparable quality. For temporary defensive purposes, the Fund may invest up to 100% of its assets in debt securities, including short-term and intermediate-term obligations of corporations, the U.S. and foreign governments and international organizations such as the World Bank, and money market instruments. The Fund may invest in common stocks (including convertible into common stocks) of foreign issuers and rights to purchase common stock, options and futures contracts on securities, securities indexes and foreign currencies, securities lending, forward foreign exchange contracts and repurchase agreements.

         Nations Strategic Growth Fund (the "Strategic Growth Fund"): In addition to the types of securities described in the Fund's Prospectus, the Fund may invest in those securities described in the general section below.

         Marsico Focused Equities Fund: In addition to the types of securities described in the Fund's Prospectuses, this Fund may invest in: preferred stock, warrants, convertible securities and debt securities; zero coupon, pay- in-kind and step coupon securities, and may invest without limit in indexed/structured securities. The Fund also may invest its assets in high-yield/high-risk securities, such as lower grade debt securities, high-grade commercial paper, certificates of deposit, and repurchase agreements, and may invest in short-term debt securities as a means of receiving a return on idle cash.

         The Fund may hold cash or cash equivalents and invest without limit in U.S. Government Obligations and short-term debt securities or money market instruments when the Adviser: (i) believes that market conditions are not favorable for profitable investing; (ii) is unable to local favorable opportunities; or (iii) determines that a temporary defensive position is advisable or necessary to meet anticipated redemption requests. In other words, the Fund does not always stay fully invested in stocks and bonds. The Fund also may use options, futures, forward currency contracts and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return. The Fund also may purchase securities on a when-issued, delayed delivery or forward commitment basis.

         Blue Chip Fund: In addition to the types of securities described in the Fund's Prospectus, the Blue Chip Master Portfolio (in which the Fund invests all of its assets) may invest in cash equivalents, which include the following short-term interest rate bearing instruments--obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities (some of which may be subject to repurchase agreements), certificates of deposit, bankers' acceptances, time deposits and other interest-bearing deposits issued by domestic and foreign banks and foreign branches of U.S. banks, foreign government securities and commercial papers issued by U.S. and foreign issuers which is rated at the time of purchase at least Prime-2 by Moody's or A-2 by S&P, Duff & Phelps and Fitch IBCA. For a description of ratings, see Appendix A to this SAI. The Master Portfolio also may invest in certain specified derivative securities including: exchange-traded options, over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and CFTC-approved U.S. and foreign exchange-traded financial futures and options thereon for market exposure risk-management. The Master Portfolio also may lend its portfolios securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. It also may invest in real estate investment trust securities, securities issued by other investment companies, consistent with the Master Portfolio's investment objective and policies.

         General: Notwithstanding that each Domestic Stock Fund may invest in each type of security listed above in percentages of less that 10% of that Fund's total assets, each Equity Fund (except Marsico Focused Equities Fund) may invest up to 20% of its assets in foreign securities. While each Equity Fund reserves the right to so invest, investing in foreign securities is not considered a principal investment strategy of the Equity Funds. In addition each Equity Fund discussed above also may invest in certain specified derivative securities including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures approved by the Commodity Futures Trading Commission ("CFTC") and options thereon for market exposure risk management. Each Equity Fund may lend its portfolio securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. Each Equity Fund also may invest in real estate investment trust securities. In addition, each Equity Fund may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies and repurchase agreements. The Marsico Focused Equities Fund may invest in forward foreign exchange contracts.

         The International Stock Funds

         International Equity Fund: In addition to the types of securities described in the Fund's Prospectus, the Fund may invest in: real estate investment trust securities and, for temporary defensive purposes, substantially all of its assets in U.S. financial markets or U.S. dollar-denominated instruments. The Fund also may invest in convertible securities, preferred stocks, bonds, notes and other fixed-income securities, including Eurodollar and foreign government securities.

         Nations International Value Fund (the "International Value Fund"): In addition to the types of securities described in the Fund's Prospectus, the Fund may invest in: short-term debt instruments; purchase and write covered call options on specific portfolio securities and may purchase and write put and call options on foreign stock indices listed on foreign and domestic exchanges options and futures contracts on securities, securities lending, forward foreign exchange contracts and repurchase agreements. The Fund also may invest in ADRs, GDRs, EDRs and ADSs and invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar and to hedge against changes in foreign currency exchange rates.

         General: Each Fund also may invest in certain specified derivative securities including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures approved by the CFTC and options thereon for market exposure risk management. Each Fund may lend its portfolio securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. Each International Stock Fund also may invest in real estate investment trust securities. In addition, each International Stock Fund may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies and repurchase agreements. Each Fund also may invest in forward foreign exchange contracts.

         Government Corporate Bond Funds

         Nations Short-Term Income Fund (the "Short-Term Income Fund"): In addition to the types of securities described in the Fund's Prospectus, the Fund may invest in: foreign securities, dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments, real estate investment trust securities, municipal securities rated by one nationally recognized statistical rating organization ("NRSRO"), or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated, high quality money market instruments, repurchase agreements and cash.

         Nations Investment Grade Bond Fund (the "Investment Grade Bond Fund"):
In addition to the types of securities described in the Fund's Prospectus, the Fund may invest in: foreign securities, corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated.; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, CMOs, an real estate investment trust securities. The Fund also may invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks.

         Nations Strategic Income Fund (the "Strategic Income Fund"): In addition to the types of securities described in the Fund's Prospectus, the Fund may invest in: foreign securities, asset-backed securities and municipal securities rated by one of the NRSROs, or if not so rated, determined by the Adviser to be of comparable quality. The Fund also may invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks.

         General: Each of the Government Corporate Bond Funds may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes, exchange-traded options, over-the-counter options executed with primary dealers, including long term calls and puts and covered calls, and U.S. and foreign exchange-traded financial futures and options thereon approved by the CFTC for market exposure risk management. Each of the Funds also may lend their portfolio securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. Each of the Funds may engage in reverse repurchase agreements and in dollar roll transactions. Additionally, each Fund may purchase securities issued by other investment companies, consistent with the Funds' investment objectives and policies. The Funds also may invest in instruments issued by trusts or certain partnerships including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such trusts and partnerships.

         Money Market Fund

         Nations Prime Fund (the "Prime Fund"): In addition to the types of securities described in the Prospectus, the Fund may lend its portfolios securities to qualified institutional investors and may invest in reverse repurchase agreements. The Fund may also invest in securities issued by other investment companies that invest in securities consistent with the Fund's investment objective and policies.

         Additional information on the particular types of securities in which certain Funds may invest in is set forth below.

Asset-Backed Securities

        In General. Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage-backed securities. Interests in pools of these assets may differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Conversely, asset-backed securities provide periodic payments which may consist of both interest and principal payments.

         The life of an asset-backed security varies depending upon the rate of the prepayment of the underlying debt instruments. The rate of such prepayments will be a function of current market interest rates, and other economic and demographic factors. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, asset-backed securities may not be as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.

         Mortgage-Backed Securities. Mortgage-backed securities represent an ownership interest in a pool of mortgage loans.

         Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

         The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by Government National Mortgage Association ("Ginnie Mae" or "GNMA"), Federal National Mortgage Association ("Fannie Mae" or "FNMA") or Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"). Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest.

         The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

         The yield which will be earned on mortgage-backed securities may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly, which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.

         Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.

         Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.

         Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.

         The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

         Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. Government obligations.

         A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

         The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by the Adviser and used for the purpose of determining the average weighted maturity and duration of the Funds.

         Additional Information on Mortgage-Backed Securities.

         Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed-through" to an investor.

Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private issuers or poolers can meet their obligations under the policies. Mortgage-backed securities issued by private issuers or poolers, whether or not such securities are subject to guarantees, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government.

         Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-backed securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

         Residential mortgage loans are pooled by the FHLMC. FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PC's"), which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

         FNMA is a Government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved sellers/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.

         The principal Government guarantor of mortgage-backed securities is the GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than Government and Government-related pools because there are no direct or indirect Government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by Governmental entities, private insurers, and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies.

         A Fund expects that Governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, certain Funds will, consistent with their investment objective and policies, consider making investments in such new types of securities.

Underlying Mortgages

         Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, a Fund may purchase pools of variable-rate mortgages
(VRM), growing equity mortgages (GEM), graduated payment mortgages (GPM) and other types where the principal and interest payment procedures vary. VRM's are mortgages which reset the mortgage's interest rate periodically with changes in open market interest rates. To the extent that the Fund is actually invested in VRM's, the Fund's interest income will vary with changes in the applicable interest rate on pools of VRM's. GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact the Fund's net asset value since the prices at which these securities are valued will reflect the payment procedures.

         All poolers apply standards for qualification to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, some mortgages included in pools are insured through private mortgage insurance companies.

Average Life

         The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage, and other social and demographic conditions.

         As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rated 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life.

Returns on Mortgage-Backed Securities

         Yields on mortgage-backed pass-through securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield.

         Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yields of the Fund. The compounding effect from reinvestments of monthly payments received by the Fund will increase its yield to shareholders, compared to bonds that pay interest semi-annually.

         Non-Mortgage Asset-backed Securities. Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such securities also may include instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers.

         Non-mortgage-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.

         The purchase of non-mortgage-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.

         While the market for asset-backed securities is becoming increasingly liquid, the market for mortgage-backed securities issued by certain private organizations and non-mortgage-backed securities is not as well developed. As stated above, the Adviser intends to limit its purchases of mortgage-backed securities issued by certain private organizations and non-mortgage-backed securities to securities that are readily marketable at the time of purchase.

Borrowings

         Nations Fund Trust, Nations Fund, Inc., Nations Funds Trust and Nations Reserves participate in an uncommitted line of credit provided by The Bank of New York under a line of credit agreement (the "Agreement"). Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the federal funds rate plus .50% on an annualized basis. The Agreement requires, among other things, that each participating Fund maintain a ratio of no less than 4 to 1 net assets (not including funds borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement. Specific borrowings by a Fund under the Agreement over the last fiscal year, if any, can by found in the Funds' Annual Reports for the year ended March 31, 2000.

Commercial Instruments

         Commercial Instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or issued in the U.S. by foreign corporations and foreign commercial banks. The Prime Fund will limit purchases of commercial instruments to instruments which: (a) if rated by at least two NRSROs, are rated in the highest rating category for short-term debt obligations given by such organizations, or if only rated by one such organization, are rated in the highest rating category for short-term debt obligations given by such organization; or (b) if not rated, are (i) comparable in priority and security to a class of short-term instruments of the same issuer that has such rating(s), or (ii) of comparable quality to such instruments as determined by Nations Fund Inc.'s Board of Directors on the advice of the Adviser.

         Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objectives. In addition, the Funds may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by such Funds as previously described.

         Variable-rate master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. While some of these notes are not rated by credit rating agencies, issuers of variable rate master demand notes must satisfy the Adviser that similar criteria to that set forth above with respect to the issuers of commercial paper purchasable by the Prime Fund are met. Variable-rate instruments acquired by a Fund will be rated at a level consistent with such Fund's investment objective and policies of high quality as determined by a major rating agency or, if not rated, will be of comparable quality as determined by the Adviser. See also the discussion of variable- and floating-rate instruments in this SAI.

         Variable- and floating-rate instruments are unsecured instruments that permit the indebtedness thereunder to vary. While there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund, a Fund may, from time to time as specified in the instrument, demand payment of the principal or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of an instrument if the issuer defaulted on its payment obligation or during periods when a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss. A Fund may invest in variable and floating rate instruments only when the Adviser deems the investment to involve minimal credit risk. If such instruments are not rated, the Adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers of such instruments and will continuously monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, an instrument will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period specified in the instrument.

         Certain Funds also may purchase short-term participation interests in loans extended by banks to companies, provided that both such banks and such companies meet the quality standards set forth above. In purchasing a loan participation or assignment, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured and most impose restrictive covenants which must be met by the borrower and which are generally more stringent than the covenants available in publicly traded debt securities. However, interests in some loans may not be secured, and the Fund will be exposed to a risk of loss if the borrower defaults. Loan participations also may be purchased by the Fund when the borrowing company is already in default. In purchasing a loan participation, the Fund may have less protection under the federal securities laws than it has in purchasing traditional types of securities. The Fund's ability to assert its rights against the borrower will also depend on the particular terms of the loan agreement among the parties.

Combined Transactions

         Certain Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple forward foreign currency exchange contracts and any combination of futures, options and forward foreign currency exchange contracts ("component" transactions), instead of a single transaction, as part of a single hedging strategy when, in the opinion of the Adviser, it is in the best interest of a Fund to do so and where underlying hedging strategies are permitted by a Fund's investment policies. A combined transaction, while part of a single hedging strategy, may contain elements of risk that are present in each of its component transactions.

Convertible Securities

         Certain Funds may invest in convertible securities, such as bonds, notes, debentures, preferred stocks and other securities that may be converted into common stock. All convertible securities purchased by the Fund will be rated in the top two categories by an NRSRO or, if unrated, determined by the Adviser to be of comparable quality. Investments in convertible securities can provide income through interest and dividend payments, as well as, an opportunity for capital appreciation by virtue of their conversion or exchange features.

         The convertible securities in which a Fund may invest include fixed-income and zero coupon debt securities, and preferred stock that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities, generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         As debt securities, convertible securities are investments which provide for a stream of income or, in the case of zero coupon securities, accretion of income with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion exchange features. Convertible securities generally are subordinated to other similar debt securities but not to non-convertible securities of the same issuer. Convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"). Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon convertible securities offer the opportunity for capital appreciation because increases (or decreases) in the market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks because they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Corporate Debt Securities

         Certain Funds may invest in corporate debt securities of domestic issuers of all types and maturities, such as bonds, debentures, notes and commercial paper. Corporate debt securities may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participation based on revenue, sales or profit, or the purchase of common stock or warrants in a unit transaction (where corporate debt obligations and common stock are offered as a unit). Each Fund may also invest in corporate debt securities of foreign issuers.

         The corporate debt securities in which the Funds will invest will be rated investment grade by at least one NRSRO (e.g., BBB or above by Standard & Poor's Corporation ("S&P") or Baa or above by Moody's Investors Services, Inc. ("Moody's")). Commercial paper purchased by the Funds will be rated in the top two categories by a NRSRO. Corporate debt securities that are not rated may be purchased by such Funds if they are determined by the Adviser to be of comparable quality under the direction of the Board of Directors of the Company. If the rating of any corporate debt security held by a Fund falls below such ratings or if the Adviser determines that an unrated corporate debt security is no longer of comparable quality, then such security shall be disposed of in an orderly manner as quickly as possible. A description of these ratings is attached as Schedule A to this Statement of Additional Information.

Custodial Receipts

         Certain Funds may also acquire custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Government notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" and "Certificates of Accrual on Treasury Securities." Although custodial receipts are not considered U.S. Government securities, they are indirectly issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities. Custodial receipts will be treated as illiquid securities.

Currency Swaps

         Certain Funds also may enter into currency swaps for hedging purposes and to seek to increase total return. In as much as swaps are entered into for good faith hedging purposes or are offset by a segregated account as described below, the Fund and the Adviser believe that swaps do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each currency swap will be accrued on a daily basis and an amount of cash or liquid high grade debt securities (i.e., securities rated in one of the top three ratings categories by an NRSRO, or, if unrated, deemed by the Adviser to be of comparable credit quality) having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser.

Delayed Delivery Transactions

         In a delayed delivery transaction, the Fund relies on the other party to complete the transaction. If the transaction is not completed, the Fund may miss a price or yield considered to be advantageous. In delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but a Fund would not pay for such securities or start earning interest on them until they are delivered. However, when a Fund purchases securities on such a delayed delivery basis, it immediately assumes the risk of ownership, including the risk of price fluctuation. Failure by a counterparty to deliver a security purchased on a delayed delivery basis may result in a loss or missed opportunity to make an alternative investment. Depending upon market conditions, a Fund's delayed delivery purchase commitments could cause its net asset value to be more volatile, because such securities may increase the amount by which the Fund's total assets, including the value of when-issued and delayed delivery securities held by the Fund, exceed its net assets.

Dollar Roll Transactions

         Certain Funds may enter into "dollar roll" transactions, which consist of the sale by a Fund to a bank or broker/dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

         The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before the Fund is able to purchase them. Similarly, the Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Fund, the security that the Fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that the Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Equity Swap Contracts

         Certain Funds may from time to time enter into equity swap contracts. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. For example, the counterparty will generally agree to pay a Fund the amount, if any, by which the notional amount of the Equity Swap Contract would have increased in value had it been invested in the stocks comprising the S&P 500 Index in proportion to the composition of the Index, plus the dividends that would have been received on those stocks. A Fund will agree to pay to the counterparty a floating rate of interest (typically the London Inter Bank Offered Rate) on the notional amount of the Equity Swap Contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any Equity Swap Contract should be the gain or loss on the notional amount plus dividends on the stocks comprising the S&P 500 Index less the interest paid by the Fund on the notional amount. A Fund will only enter into Equity Swap Contracts on a net basis, i.e., the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of any payments. Payments under the Equity Swap Contracts may be made at the conclusion of the contract or periodically during its term.

         If there is a default by the counterparty to an Equity Swap Contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that Equity Swap Contract counterparties will be able to meet their obligations pursuant to Equity Swap Contracts or that, in the event of default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to Equity Swap Contracts. A Fund will closely monitor the credit of Equity Swap Contract counterparties in order to minimize this risk.

         Certain Funds may from time to time enter into the opposite side of Equity Swap Contracts (i.e., where a Fund is obligated to pay the increase (net of interest) or receive the decrease (plus interest) on the contract to reduce the amount of the Fund's equity market exposure consistent with the Fund's objective. These positions are sometimes referred to as Reverse Equity Swap Contracts.

         Equity Swap Contracts will not be used to leverage a Fund. A Fund will not enter into any Equity Swap Contract or Reverse Equity Swap Contract unless, at the time of entering into such transaction, the unsecured senior debt of the counterparty is rated at least A by Moody's or S&P. Since the SEC considers Equity Swap Contracts and Reverse Equity Swap Contracts to be illiquid securities, a Fund will not invest in Equity Swap Contracts or Reverse Equity Swap Contracts if the total value of such investments together with that of all other illiquid securities which a Fund owns would exceed any limitation imposed by the SEC Staff.

          The Adviser does not believe that a Fund's obligations under Equity Swap Contracts or Reverse Equity Swap Contracts are senior securities and, accordingly, the Fund will not treat them as being subject to its borrowing restrictions. However, the net amount of the excess, if any, of a Fund's obligations over its respective entitlements with respect to each Equity Swap Contract and each Reverse Equity Swap Contract will be accrued on a daily basis and an amount of cash, U.S. Government securities or other liquid high quality debt securities having an aggregate market value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian.

Foreign Currency Transactions

         Certain Funds may invest in foreign currency transactions. Foreign securities involve currency risks. The U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency. A Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A Fund may also purchase and sell foreign currency futures contracts and related options (see "Purchase and Sale of Currency Futures Contracts and Related Options"). A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers.

         Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without commission. A Fund will direct its custodian to segregate high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security (a "transaction hedge"). In addition, when the Adviser believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency, or when the Adviser believes that the U.S. dollar may suffer a substantial decline against the foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge").

         A Fund may, however, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Adviser believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which the fund securities are denominated (a "cross-hedge").

         Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amount and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and date it matures.

         The Fund's custodian will segregate cash, U.S. Government securities or other high-quality debt securities having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated securities will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to segregating all or part of such securities, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.

         The Funds are dollar-denominated mutual funds and therefore consideration is given to hedging part or all of the portfolio back to U.S. dollars from international currencies. All decisions to hedge are based upon an analysis of the relative value of the U.S. dollar on an international purchasing power parity basis (purchasing power parity is a method for determining the relative purchasing power of different currencies by comparing the amount of each currency required to purchase a typical bundle of goods and services to domestic markets) and an estimation of short-term interest rate differentials (which affect both the direction of currency movements and also the cost of hedging).

Futures, Options and Other Derivative Instruments

         Futures Contracts in General. A futures contract is an agreement between two parties for the future delivery of fixed income securities or equity securities or for the payment or acceptance of a cash settlement in the case of futures contracts on an index of fixed income or equity securities. A "sale" of a futures contract means the contractual obligation to deliver the securities at a specified price on a specified date, or to make the cash settlement called for by the contract. Futures contracts have been designed by exchanges which have been designated "contract markets" by the CFTC and must be executed through a brokerage firm, known as a futures commission merchant, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange. Presently, futures contracts are based on such debt securities as long-term U.S. Treasury Bonds, Treasury Notes, GNMA modified pass-through mortgage-backed securities, three-month U.S. Treasury Bills, bank certificates of deposit, and on indices of municipal, corporate and government bonds.

         While futures contracts based on securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. A Fund will incur brokerage fees when it purchases and sells futures contracts. At the time such a purchase or sale is made, a Fund must provide cash or money market securities as a deposit known as "margin." The initial deposit required will vary, but may be as low as 2% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market," and a Fund that engages in futures transactions may receive or be required to pay "variation margin" as the futures contract becomes more or less valuable. At the time of delivery of securities pursuant to a futures contract based on securities, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than the specific security that provides the standard for the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Futures contracts on indices of securities are settled through the making and acceptance of cash settlements based on changes in value of the underlying rate or index between the time the contract is entered into and the time it is liquidated.

         Futures Contracts on Fixed Income Securities and Related Indices. As noted in their respective Prospectuses, certain Funds may enter into transactions in futures contracts for the purpose of hedging a relevant portion of their portfolios. A Fund may enter into transactions in futures contracts that are based on U.S. Government obligations, including any index of government obligations that may be available for trading. Such transactions will be entered into where movements in the value of the securities or index underlying a futures contract can be expected to correlate closely with movements in the value of securities held in a Fund. For example, a Fund may sell futures contracts in anticipation of a general rise in the level of interest rates, which would result in a decline in the value of its fixed income securities. If the expected rise in interest rates occurs, the Fund may realize gain on its futures position, which should offset all or part of the decline in value of fixed income fund securities. A Fund could protect against such decline by selling fixed income securities, but such a strategy would involve higher transaction costs than the sale of futures contracts and, if interest rates again declined, the Fund would be unable to take advantage of the resulting market advance without purchases of additional securities.

         The purpose of the purchase or sale of a futures contract on government securities and indices of government securities, in the case of the above-referenced Funds, which hold or intend to acquire long-term debt securities, is to protect a Fund from fluctuations in interest rates without actually buying or selling long-term debt securities. For example, if long-term bonds are held by a Fund, and interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds held by the Fund. If interest rates did increase, the value of the debt securities in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. When a Fund is not fully invested and a decline in interest rates is anticipated, which would increase the cost of fixed income securities that the Fund intends to acquire, it may purchase futures contracts. In the event that the projected decline in interest rates occurs, the increased cost of the securities acquired by the Fund should be offset, in whole or part, by gain on the futures contracts by entering into offsetting transactions on the contract market on which the initial purchase was effected. In a substantial majority of transactions involving futures contracts on fixed income securities, a Fund will purchase the securities upon termination of the long futures positions, but under unusual market conditions, a long futures position may be terminated without a corresponding purchase of securities.

         Similarly, when it is expected that interest rates may decline, futures contracts on fixed income securities and indices of government securities may be purchased for the purpose of hedging against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of such futures contracts should be similar to that of long-term bonds, a Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds in the cash market. Similar results could be accomplished by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of these futures contracts as an investment technique allows a Fund to act in anticipation of such an interest rate decline without having to sell its portfolio securities. To the extent a Fund enters into futures contracts for this purpose, the segregated assets maintained by a Fund will consist of cash, cash equivalents or high quality debt securities of the Fund in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial deposit and variation margin payments made by the Fund with respect to such futures contracts.

         Stock Index Futures Contracts. Certain Funds may sell stock index futures contracts in order to offset a decrease in market value of its securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of securities to be sold. Conversely, a Fund may purchase stock index futures contracts in order to protect against anticipated increases in the cost of securities to be acquired.

         In addition, a Fund may utilize stock index futures contracts in anticipation of changes in the composition of its portfolio. For example, in the event that a Fund expects to narrow the range of industry groups represented in its portfolio, it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. As such securities are acquired, a Fund's futures positions would be closed out. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

         Options on Futures Contracts. An option on a futures contract gives the purchaser (the "holder") the right, but not the obligation, to purchase a position in the underlying futures contract (i.e., a purchase of such futures contract) in the case of an option to purchase (a "call" option), or a "short" position in the underlying futures contract (i.e., a sale of such futures contract) in the case of an option to sell (a "put" option), at a fixed price (the "strike price") up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchase of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. Upon exercise of the option by the holder, the exchange clearing corporation establishes a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

         Options on Futures Contracts on Fixed Income Securities and Related Indices. Certain Funds may purchase put options on futures contracts in which such Funds are permitted to invest for the purpose of hedging a relevant portion of their portfolios against an anticipated decline in the values of portfolio securities resulting from increases in interest rates, and may purchase call options on such futures contracts as a hedge against an interest rate decline when they are not fully invested. A Fund would write options on these futures contracts primarily for the purpose of terminating existing positions.

         Options on Stock Index Futures Contracts, Options on Stock Indices and Options on Equity Securities. Certain Funds may purchase put options on stock index futures contracts, stock indices or equity securities for the purpose of hedging the relevant portion of their portfolio securities against an anticipated market-wide decline or against declines in the values of individual portfolio securities, and they may purchase call options on such futures contracts as a hedge against a market advance when they are not fully invested. A Fund would write options on such futures contracts primarily for the purpose of terminating existing positions. In general, options on stock indices will be employed in lieu of options on stock index futures contracts only where they present an opportunity to hedge at lower cost. With respect to options on equity securities, a Fund may, under certain circumstances, purchase a combination of call options on such securities and U.S. Treasury bills. The Adviser believes that such a combination may more closely parallel movements in the value of the security underlying the call option than would the option itself.

         Further, while a Fund generally would not write options on individual portfolio securities, it may do so under limited circumstances known as "targeted sales" and "targeted buys," which involve the writing of call or put options in an attempt to purchase or sell portfolio securities at specific desired prices. A Fund would receive a fee, or a "premium," for the writing of the option. For example, where the Fund seeks to sell portfolio securities at a "targeted" price, it may write a call option at that price. In the event that the market rises above the exercise price, it would receive its "targeted" price, upon the exercise of the option, as well as the premium income. Also, where it seeks to buy portfolio securities at a "targeted" price, it may write a put option at that price for which it will receive the premium income. In the event that the market declines below the exercise price, a Fund would pay its "targeted" price upon the exercise of the option. In the event that the market does not move in the direction or to the extent anticipated, however, the targeted sale or buy might not be successful and a Fund could sustain a loss on the transaction that may not be offset by the premium received. In addition, a Fund may be required to forego the benefit of an intervening increase or decline in value of the underlying security.

         Options and Futures Strategies. The Adviser may seek to increase the current return of certain Funds by writing covered call or put options. In addition, through the writing and purchase of options and the purchase and sale of U.S. and certain foreign stock index futures contracts, interest rate futures contracts, foreign currency futures contracts and related options on such futures contracts, the Adviser may at times seek to hedge against a decline in the value of securities included in the Fund or an increase in the price of securities that it plans to purchase for the Fund. Expenses and loss incurred as a result of such hedging strategies will reduce the Fund's current return. A Fund's investment in foreign stock index futures contracts and foreign interest rate futures contracts, and related options on such futures contracts, are limited to only those contracts and related options that have been approved by the CFTC for investment by U.S. investors. Additionally, with respect to a Fund's investment in foreign options, unless such options are specifically authorized for investment by order of the CFTC or meet the definition of trade options as set forth in CFTC Rule 32.4, a Fund will not make these investments.

         The ability of a Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to stock indices, foreign government securities and foreign currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes stated below. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations. Although a Fund will only engage in options and futures transactions for limited purposes, these activities will involve certain risks which are described below under "Risk Factors Associated with Futures and Options Transactions." A Fund will not engage in options and futures transactions for leveraging purposes.

         Writing Covered Options on Securities. Certain Funds may write covered call options and covered put options on securities in which it is permitted to invest from time to time as the Adviser determines is appropriate in seeking to attain its objective. Call options written by a Fund give the holder the right to buy the underlying securities from a Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

         A Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, a Fund will maintain in a separate account cash or short-term U.S. Government securities with a value equal to or greater than the exercise price of the underlying securities. A Fund may also write combinations of covered puts and calls on the same underlying security.

        A Fund will receive a premium from writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

         A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

         Purchasing Put and Call Options on Securities. A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since a Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

         A Fund may also purchase call options to hedge against an increase in prices of securities that it wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, a Fund will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

         Purchase and Sale of Options and Futures on Stock Indices. A Fund may purchase and sell options on non-U.S. stock indices and stock index futures as a hedge against movements in the equity markets.

         Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

         If the Adviser expects general stock market prices to rise, a Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of a Fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the Adviser expects general stock market prices to decline, a Fund might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities in a Fund may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such put option or futures contract.

         Purchase and Sale of Interest Rate Futures. A Fund may purchase and sell interest rate futures contracts on foreign government securities including, but not limited to, debt securities of the governments and central banks of France, Germany, Denmark and Japan for the purpose of hedging fixed income and interest sensitive securities against the adverse effects of anticipated movements in interest rates.

         A Fund may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the fixed income securities held by a Fund will fall, thus reducing the net asset value of the Fund. This interest rate risk can be reduced without employing futures as a hedge by selling long-term fixed income securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs to a Fund in the form of dealer spreads and brokerage commissions.

         The sale of interest rate futures contracts provides an alternative means of hedging against rising interest rates. As rates increase, the value of a Fund's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of a Fund's investments that are being hedged. While a Fund will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position which operates to terminate the position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

         Options on Stock Index Futures Contracts and Interest Rate Futures Contracts. A Fund may purchase and write call and put options on non-U.S. stock index and interest rate futures contracts. A Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures. For example, a Fund may purchase put options or write call options on stock index futures, or interest rate futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write put options on stock index or interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities or debt securities, respectively, which the Fund intends to purchase.

         Purchase and Sale of Currency Futures Contracts and Related Options. In order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions, a Fund may buy or sell currency futures contracts and related options. If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a currency futures contract or a call option thereon or purchase a put option on such futures contract as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a currency futures contract or a call option thereon or sell (write) a put option to protect against an increase in the price of securities denominated in a particular currency a Fund intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated currency rate changes, and all options on currency futures written by a Fund will be covered.

         A currency futures contract sale creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a special price. A currency futures contract purchase creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is fixed at the point of sale.

         The Fund will write (sell) only covered put and call options on currency futures. This means that a Fund will provide for its obligations upon exercise of the option by segregating sufficient cash or short-term obligations or by holding an offsetting position in the option or underlying currency future, or a combination of the foregoing. A Fund will, so long as it is obligated as the writer of a call option on currency futures, own on a contract-for-contract basis an equal long position in currency futures with the same delivery date or a call option on stock index futures with the difference, if any, between the market value of the call written and the market value of the call or long currency futures purchased maintained by a Fund in cash, Treasury bills, or other high grade short-term obligations in a segregated account with its custodian. If at the close of business on any day the market value of the call purchased by a Fund falls below 100% of the market value of the call written by the Fund, a Fund will so segregate an amount of cash, Treasury bills or other high grade short-term obligations equal in value to the difference. Alternatively, a Fund may cover the call option through segregating with the custodian an amount of the particular foreign currency equal to the amount of foreign currency per futures contract option times the number of options written by a Fund. In the case of put options on currency futures written by the Fund, the Fund will hold the aggregate exercise price in cash, Treasury bills, or other high grade short-term obligations in a segregated account with its custodian, or own put options on currency futures or short currency futures, with the difference, if any, between the market value of the put written and the market value of the puts purchased or the currency futures sold maintained by a Fund in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian. If at the close of business on any day the market value of the put options purchased or the currency futures by a Fund falls below 100% of the market value of the put options written by the Fund, a Fund will so segregate an amount of cash, Treasury bills or other high grade short-term obligations equal in value to the difference.

         If other methods of providing appropriate cover are developed, a Fund reserves the right to employ them to the extent consistent with applicable regulatory and exchange requirements. In connection with transactions in stock index options, stock index futures, interest rate futures, foreign currency futures and related options on such futures, a Fund will be required to deposit as "initial margin" an amount of cash or short-term government securities equal to from 5% to 8% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract.

         Limitations on Purchase of Options. The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed 15% of a Fund's assets. The Adviser intends to limit a Fund's writing of over-the-counter options in accordance with the following procedure. Each Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts which a Fund has in place with such primary dealers will provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula also may include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. A Fund will treat all or a part of the formula price as illiquid for purposes of any limitation on illiquid securities imposed by the SEC staff.

Risk Factors Associated with Futures and Options Transactions

         The effective use of options and futures strategies depends on, among other things, a Fund's ability to terminate options and futures positions at times when its the Adviser deems it desirable to do so. Although a Fund will not enter into an option or futures position unless the Adviser believes that a liquid secondary market exists for such option or future, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price. A Fund generally expects that its options and futures transactions will be conducted on recognized U.S. and foreign securities and commodity exchanges. In certain instances, however, a Fund may purchase and sell options in the over-the-counter market. A Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

         Options and futures markets can be highly volatile and transactions of this type carry a high risk of loss. Moreover, a relatively small adverse market movement with respect to these types of transactions may result not only in loss of the original investment but also in unquantifiable further loss exceeding any margin deposited.

         The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of securities which are the subject of the hedge. Such correlation, particularly with respect to options on stock indices and stock index futures, is imperfect, and such risk increases as the composition of a Fund diverges from the composition of the relevant index. The successful use of these strategies also depends on the ability of the Adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements.

         In addition to certain risk factors described above, the following sets forth certain information regarding the potential risks associated with the Funds' futures and options transactions.

         Risk of Imperfect Correlation. A Fund's ability effectively to hedge all or a portion of its portfolio through transactions in futures, options on futures or options on stock indices depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlate with movements in the value of the relevant portion of the Fund's securities. If the values of the securities being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Fund might not be successful and the Fund could sustain loss on its hedging transactions which would not be offset by gain on its portfolio. It is also possible that there may be a negative correlation between the security or index underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the fund securities. In such instances, a Fund's overall return could be less than if the hedging transactions had not been undertaken. Stock index futures or options based on a narrower index of securities may present greater risk than options or futures based on a broad market index, as a narrower index is more susceptible to rapid and extreme fluctuations resulting from changes in the value of a small number of securities. A Fund would, however, effect transactions in such futures or options only for hedging purposes.

         The trading of futures and options on indices involves the additional risk of imperfect correlation between movements in the futures or option price and the value of the underlying index. The anticipated spread between the prices may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures and options market. The purchase of an option on a futures contract also involves the risk that changes in the value of underlying futures contract will not be fully reflected in the value of the option purchased. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or termination date of the option approaches. The risk incurred in purchasing an option on a futures contract is limited to the amount of the premium plus related transaction costs, although it may be necessary under certain circumstances to exercise the option and enter into the underlying futures contract in order to realize a profit. Under certain extreme market conditions, it is possible that a Fund will not be able to establish hedging positions, or that any hedging strategy adopted will be insufficient to completely protect the Fund.

         A Fund will purchase or sell futures contracts or options only if, in the Adviser's judgment, there is expected to be a sufficient degree of correlation between movements in the value of such instruments and changes in the value of the relevant portion of the Fund's portfolio for the hedge to be effective. There can be no assurance that the Adviser's judgment will be accurate.

         Potential Lack of a Liquid Secondary Market. The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. This could require a Fund to post additional cash or cash equivalents as the value of the position fluctuates. Further, rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures or options market may be lacking. Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Fund will establish a futures or option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by a Fund, which could require the Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on a Fund's ability effectively to hedge its securities, or the relevant portion thereof.

         The liquidity of a secondary market in a futures contract or an option on a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures and options contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         Risk of Predicting Interest Rate Movements. Investments in futures contracts on fixed income securities and related indices involve the risk that if the Adviser's investment judgment concerning the general direction of interest rates is incorrect, a Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if a Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

         Trading and Position Limits. Each contract market on which futures and option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Adviser does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Funds' investments.

         Regulations on the Use of Futures and Options Contracts. Regulations of the CFTC require that the Funds enter into transactions in futures contracts and options thereon for hedging purposes only, in order to assure that they are not deemed to be a "commodity pool" under such regulations. In particular, CFTC regulations require that all short futures positions be entered into for the purpose of hedging the value of investment securities held by a Fund, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained for the Fund, and accrued profits on such positions. In addition, a Fund may not purchase or sell such instruments if, immediately thereafter, the sum of the amount of initial margin deposits on its existing futures positions and premiums paid for options on futures contracts would exceed 5% of the market value of the Fund's total assets.

         When a Fund purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be segregated with the Fund's custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

         The Funds' ability to engage in the hedging transactions described herein may be limited by the current federal income tax requirement that a Fund derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months. The Funds may also further limit their ability to engage in such transactions in response to the policies and concerns of various Federal and state regulatory agencies. Such policies may be changed by vote of the Board of Directors/Trustees.

         Additional Information on Futures and Options

         As stated in the Funds' Prospectuses, each non-money market Fund, may enter into futures contracts and options for hedging purposes. Such transactions are described in this Schedule. During the current fiscal year, each of these Funds intends to limit its transactions in futures contracts and options so that not more than 5% of the Fund's net assets are at risk. Furthermore, in no event would any Fund purchase or sell futures contracts, or related options thereon, for hedging purposes if, immediately thereafter, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by the Fund on its open futures options positions, exceeds 5% of the Fund's total assets, after taking into account any unrealized profits and unrealized loss on the Fund's open contracts and excluding the amount that a futures option is "in-the-money" at the time of purchase. (An option to buy a futures contract is "in-the-money" if the value of the contract that is subject to the option exceeds the exercise price; an option to sell a futures contract is "in-the-money" if the exercise Price exceeds the value of the contract that is subject of the option.)

I.       Interest Rate Futures Contracts.

         Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures market have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

         A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

         Description of Interest Rates Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

         Interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. A Fund would deal only in standardized contracts on recognized changes. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

         A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; GNMA modified pass-through mortgage-backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

         Examples of Futures Contract Sale. A Fund would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in a Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury Bonds"). The Adviser wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the Adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio securities does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

         In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

         The Adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

         If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

         Examples of Future Contract Purchase. A Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

         For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the Adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9-1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of
98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5-point increase in the price that the Fund pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract Purchase.

         The Adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

         If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase.

         In each transaction, expenses also would be incurred.

II.      Index Futures Contracts.

         A stock or bond index assigns relative values to the stocks or bonds included in the index, and the index fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indices, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contract, certain exchanges offer futures contracts on narrower market indices, such as the Standard & Poor's 100, the Bond Buyer Municipal Bond Index, an index composed of 40 term revenue and general obligation bonds, or indices based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

         A Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

         In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund also may sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

         The following are examples of transactions in stock index futures (net of commissions and premiums, if any).


                   ANTICIPATORY PURCHASE HEDGE: Buy the Future
                Hedge Objective: Protect Against Increasing Price

          Portfolio                                          Futures

                                                         -Day Hedge is Placed

Anticipate Buying $62,500                          Buying 1 Index Futures at 125
     Equity Portfolio                              Value of Futures = $62,500/
                                                   Contract

                                                    -Day Hedge is Lifted-

Buy Equity Portfolio with                            Sell 1 Index Futures at 130
     Actual Cost = $65,000                           Value of Futures = $65,000/
     Increase in Purchase                                      Contract
Price = $2,500                                       Gain on Futures = $2,500


                HEDGING A STOCK PORTFOLIO: Sell the Future Hedge
          Objective: Protect Against Declining (Value of the Portfolio)

Factors

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index - 1.0

        Portfolio                                          Futures

                                            -Day Hedge is Placed

Anticipate Selling $1,000,000                      Sell 16 Index Futures at 125
     Equity Portfolio                              Value of Futures = $1,000,000

                                            -Day Hedge is Lifted-

Equity Portfolio-Own                                 Buy 16 Index Futures at 120
     Stock with Value = $960,000                     Value of Futures = $960,000
     Loss in Portfolio                               Gain on Futures = $40,000
       Value = $40 000

      If, however, the market moved in the opposite direction, that is, market value decreased and the Fund had entered into an anticipatory purchase hedge, or market value increased and the Fund had hedged its stock portfolio, the results of the Fund's transactions in stock index futures would be as set forth below.

                   ANTICIPATORY PURCHASE HEDGE: Buy the Future
                Hedge Objective: Protect Against Increasing Price


        Portfolio                                             Futures

                                           -Day Hedge is Placed

Anticipate Buying $62,500                          Buying 1 Index Futures at 125
     Equity Portfolio                              Value of Futures = $62,500/
                                                   Contract

                                           -Day Hedge is Lifted-

Buy Equity Portfolio with                    Sell 1 Index Futures at 120
     Actual Cost = $60,000                   Value of Futures = $60,000/Contract
     Decrease in Purchase                    Loss on Futures = $2,500
        Price = $2,500                             Contract


                   HEDGING A STOCK PORTFOLIO: Sell the Future
                   Hedge Objective: Protect Against Declining
                             Value of the Portfolio

Factors

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index - 1.0

     Portfolio                                                Futures

                                             -Day Hedge is Placed

Anticipate Selling $1,000,000                      Sell 16 Index Futures at 125
     Equity Portfolio                              Value of Futures = $1,000,000

                                             -Day Hedge is Lifted-

Equity Portfolio-Own Buy                           Buy 16 Index Futures at 130
    Stock with Value = $1,040,000                  Value of Futures = $1,040,000
    Gain in Portfolio = $40,000                    Loss of Futures = $40,000
       Value = $40 000

III.     Margin Payments

         Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund's Custodian an amount of cash or cash equivalents, the value, of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying security or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking to the market. For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable, the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

IV.      Risks of Transactions in Futures Contracts

         There are several risks in connection with the use of futures by a Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at Al. If the price of the securities being hedged has moved in a favorable direction, this advance will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge.

         To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It also is possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance, and the value of securities held by the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

         Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's Custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of Price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser still may not result in a successful hedging transaction over a short time frame.

         Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset loss on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

         Successful use of futures by a Fund also is subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting loss in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

V.       Options on Futures Contracts.

         The Funds may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

         Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). Although permitted by their fundamental investment policies, the Funds do not currently intend to write future options, and will not do so in the future absent any necessary regulatory approvals.

      Accounting Treatment.
      --------------------

         Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

Guaranteed Investment Contracts

         Guaranteed investment contracts, investment contracts or funding agreements (each referred to as a "GIC") are investment instruments issued by highly rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts. The insurance company then credits to a Fund guaranteed interest. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for a GIC generally becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.

         A Fund will only purchase GICs from issuers which, at the time of purchase, meet quality and credit standards established by the Adviser. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Also, a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, at which point the GIC may be considered to be an illiquid investment.

         The Prime Fund may acquire GlCs so that it, together with other instruments in its portfolio which are not readily marketable, will not exceed applicable limitations on such Fund's investments in illiquid securities. The Prime Fund will restrict its investments in GlCs to those having a term of 397 days or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining under the next readjustment of the guaranteed interest rate.

Insured Municipal Securities

         Certain of the municipal securities held by the Funds may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the municipal securities at the time of its original issuance. In the event that the issuer defaults with respect to interest or principal payments, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

Interest Rate Transactions

         Among the strategic transactions into which certain Funds may enter are interest rate swaps and the purchase or sale of related caps and floors. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g. an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

         A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. In as much as these swaps, caps and floors are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap and floor transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by Standard & Poor's Corporation or Moody's Investors Service, Inc. or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

         With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to the Fund's net obligation, if any.

Lower Rated Debt Securities

         The yields on lower rated debt and comparable unrated fixed-income securities generally are higher than the yields available on higher-rated securities. However, investments in lower rated debt and comparable unrated securities generally involve greater volatility of price and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities. Lower rated debt and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held in a Fund's portfolio, with a commensurate effect on the value of the Fund's shares. Therefore, an investment in the Fund should not be considered as a complete investment program and may not be appropriate for all investors.

         The market prices of lower rated securities may fluctuate more than higher rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.

         Since the risk of default is higher for lower rated securities, the Adviser will try to minimize the risks inherent in investing in lower rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Adviser will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, have improved, or are expected to improve in the future.

         Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as may buyers. Each Fund's policies regarding lower rated debt securities is not fundamental and may be changed at any time without shareholder approval.

         While the market values of lower rated debt and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain lower rated debt and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower rated debt securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of lower rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for lower rated debt and comparable unrated securities may diminish a Fund's ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

         Fixed-income securities, including lower rated debt securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as a Fund. If an issuer exercises these rights during periods of declining interest rates, a Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to a Fund.

         The market for certain lower rated debt and comparable unrated securities is relatively new and has not weathered a major economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Municipal Securities

         Generally. The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

         Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Municipal securities may include variable- or floating- rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

         Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

         Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases." Generally such loans are unrated, in which case they will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable.

         Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. In the case of a "non-appropriation" lease, the Funds' ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure might prove difficult.

         The Funds will not invest more than 5% of their total investment assets in lease obligations that contain "non-appropriation" clauses where (1) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality, (2) the lease payments will commence amortization of principal at an early date resulting in an average life of seven years or less for the lease obligation, (3) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated, (4) the lease obligor has maintained good market acceptability in the past, (5) the investment is of a size that will be attractive to institutional investors, and
(6) the underlying leased equipment has elements of probability and/or use that enhance its marketability in the event foreclosure on the underlying equipment were ever required. The Funds have not imposed any percentage limitations with respect to their investment in lease obligations not subject to the "non-appropriation" risk. To the extent municipal leases are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. Recovery of an investment in any such loan that is illiquid and payable on demand may depend on the ability of the municipal borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless a Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.

         In evaluating the credit quality of a municipal lease obligation and determining whether such lease obligation will be considered "liquid," the Adviser for each Fund will consider: (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold;
(3) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of non-appropriation"); and (5) the legal recourse in the event of failure to appropriate.

         Municipal securities may include units of participation in trusts holding pools of tax-exempt leases. Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities. Municipal leases and participating interests therein, which may take the form of a lease or an installment sales contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Interest payments on qualifying leases are exempt from Federal income taxes.

         In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified municipal securities at a specified price. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.

         Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in municipal securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

         There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different yields while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of municipal securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by that Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation.

         Opinions relating to the validity of municipal securities and to the exemption of interest thereon from regular Federal income tax or state income tax are rendered by counsel to the issuer or bond counsel at the time of issuance. Neither the Funds nor the Adviser will review the proceedings relating to the issuance of municipal securities or the bases for opinions relating to the validity of such issuance.

         The payment of principal and interest on most securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. Each state, each of their political subdivisions, municipalities, and public authorities, as well as the District of Columbia, Puerto Rico, Guam, and the Virgin Islands are a separate "issuer" as that term is used in the Prospectuses and this SAI. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

         Certain types of municipal securities (private activity bonds) have been or are issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Private activity bonds are also issued for privately held or publicly owned corporations in the financing of commercial or industrial facilities. Most governments are authorized to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal securities. Moreover, with respect to municipal securities issued by states, the Funds cannot predict which legislation, if any, may be proposed in the state legislatures or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal securities for investment by one of these Funds and the liquidity and value of such portfolios. In such an event, a Fund impacted would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

Options on Currencies

         Certain Funds may purchase and sell options on currencies to hedge the value of securities the Fund holds or intends to buy. Options on foreign currencies may be traded on U.S. and foreign exchanges or over-the-counter.

Other Investment Companies

         In seeking to attain their investment objectives, certain Funds may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Company as a whole. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including Advisory fees. These expenses would be in addition to the Advisory and other expenses that a Fund bears in connection with its own operations. The Adviser has agreed to remit to the respective investing Fund fees payable to it under its respective Investment Advisory Agreement with an affiliated money market Fund to the extent such fees are based upon the investing Fund's assets invested in shares of the affiliated money market fund.

Participation Interests and Company Receipts

         Certain Funds may purchase from domestic financial institutions and trusts created by such institutions participation interests and trust receipts in high quality debt securities. A participation interest or receipt gives the Fund an undivided interest in the security in the proportion that the Fund's participation interest or receipt bears to the total principal amount of the security. As to certain instruments for which the Fund will be able to demand payment, the Fund intends to exercise its right to do so only upon a default under the terms of the security, as needed to provide liquidity or to maintain or improve the quality of its investment portfolio. It is possible that a participation interest or trust receipt may be deemed to be an extension of credit by the Fund to the issuing financial institution rather than to the obligor of the underlying security and may not be directly entitled to the protection of any collateral security provided by the obligor. In such event, the ability of the Fund to obtain repayment could depend on the issuing financial institution.

         Participation interests and trust receipts may have fixed, floating or variable rates of interest, and will have remaining maturities of thirteen months or less (as defined by the SEC). If a participation interest or trust receipt is unrated, the Adviser will have determined that the interest or receipt is of comparable quality to those instruments in which the Fund may invest pursuant to guidelines approved by the Board of Directors. For certain participation interests or trust receipts the Fund will have the right to demand payment, on not more than 30 days' notice, for all or any part of the Fund's participation interest or trust receipt in the securities involved, plus accrued interest.

Real Estate Investment Trusts

         A real estate investment trust ("REIT") is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gain from any sales of properties. A mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders.

         REITs may be affected by changes in the value of the underlying property owned or financed by the REIT, while Mortgage REITs also may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended.

Repurchase Agreements

         The repurchase price under any repurchase agreements described in the Prospectuses generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by a Company's custodian in a segregated account or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by such Company under the 1940 Act.

Reverse Repurchase Agreements

         At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account (as described above). In addition, some or all of the proceeds received by a Fund from the sale of a portfolio instrument may be applied to the purchase of a repurchase agreement. To the extent the proceeds are used in this fashion and a common broker/dealer is the counterparty on both the reverse repurchase agreement and the repurchase agreement, the arrangement might be recharacterized as a swap transaction. Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Funds' asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when the Adviser believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.

Securities Lending

         To increase return on portfolio securities, certain Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, an irrevocable letter of credit issued by (i) a U.S. bank that has total assets exceeding $1 billion and that is a member of the Federal Deposit Insurance Corporation, or (ii) a foreign bank that is one of the 75 largest foreign commercial banks in terms of total assets, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans of the Fund involved exceeds 33% of the value of its total assets which may include cash collateral received for securities loaned. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks. Pursuant to the securities loan agreement a Fund is able to terminate the securities loan upon notice of not more than five business days and thereby secure the return to the Fund of securities identical to the transferred securities upon termination of the loan.

Short Sales

         Certain Funds may from time to time enter into short sales transactions. A Fund will not make short sales of securities nor maintain a short position unless at all times when a short position is open, such Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. This is a technique known as selling short "against the box." Such short sales will be used by a Fund for the purpose of deferring recognition of gain or loss for federal income tax purposes.

Special Situations

         Certain Funds may invest in "special situations." A special situation arises when, in the opinion of the Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs and new management or management policies. Although large and well known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

Stand-By Commitments

         Certain Funds may acquire "stand-by commitments" with respect to municipal securities held in their portfolios. Under a "stand-by commitment," a dealer agrees to purchase from a Fund, at a Fund's option, specified municipal securities at a specified price. Stand-by commitments are exercisable by a Fund at any time before the maturity of the underlying municipal securities, and may be sold, transferred, or assigned by a Fund only with the underlying instruments.

         The amount payable to a Government Corporate Bond Fund upon its exercise of a stand-by commitment will normally be (i) the Fund's acquisition cost of the municipal securities (excluding any accrued interest which a Government Corporate Bond Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period a Government Corporate Bond Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. Under normal market conditions, in determining net asset value a Government Corporate Bond Fund values the underlying municipal securities on an amortized cost basis. Accordingly, the amount payable by a dealer upon exercise of a stand-by commitment will normally be substantially the same as the portfolio value of the underlying municipal securities.

         A Fund's right to exercise stand-by commitments will be unconditional and unqualified. A stand-by commitment will not be transferable by a Fund, although the Fund could sell the underlying municipal securities to a third party at any time. Until a Fund exercises its stand-by commitment, it owns the securities in its portfolio which are subject to the stand-by commitment.

         The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for the security being acquired which will be subject to the commitment (thus reducing the yield to maturity otherwise available for the same security). When a Fund pays any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by that Fund.

         Each Fund intends to enter into stand-by commitments only with banks and broker/dealers which, in the Adviser's opinion, present minimal credit risks. In evaluating the credit worthiness of the issuer of a stand-by commitment, the Adviser will review periodically the issuer's assets, liabilities, contingent claims, and other relevant financial information.

         The Funds would acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. Stand-by commitments acquired by a Fund will be valued at zero in determining net asset value. A Fund's reliance upon the credit of these dealers, banks, and broker/dealers will be secured by the value of the underlying municipal securities that are subject to the commitment. Thus, the risk of loss to the Fund in connection with a "stand-by commitment" will not be qualitatively different from the risk of loss faced by a person that is holding securities pending settlement after having agreed to sell the securities in the ordinary course of business.

Stripped Securities

         Certain Funds may purchase stripped securities issued or guaranteed by the U.S. Government, where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under STRIPS, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

         In addition, the Fund may purchase stripped mortgage-backed securities ("SMBS") issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recover its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be full recovered. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Company's Board of Directors if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's per share net asset value.

         Although stripped securities may not pay interest to holders prior to maturity, Federal income tax regulations require a Fund to recognize as interest income a portion of the bond's discount each year. This income must then be distributed to shareholders along with other income earned by the Fund. To the extent that any shareholders in the Fund elect to receive their dividends in cash rather than reinvest such dividends in additional Fund shares, cash to make these distributions will have to be provided from the assets of the Fund or other sources such as proceeds of sales of Fund shares and/or sales of portfolio securities. In such cases, the Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income may ultimately be reduced as a result.

U.S. and Foreign Bank Obligations

         These obligations include negotiable certificates of deposit, banker's acceptances and fixed time deposits. Each Fund limits its investments in domestic bank obligations to banks having total assets in excess of $1 billion and subject to regulation by the U.S. Government. Each Fund may also invest in certificates of deposit issued by members of the Federal Deposit Insurance Corporation ("FDIC") having total assets of less than $1 billion, provided that the Fund will at no time own more than $100,000 principal amount of certificates of deposit (or any higher principal amount which in the future may be fully covered by FDIC insurance) of any one of those issuers. Fixed time deposits are obligations which are payable at a stated maturity date and bear a fixed rate of interest. Generally, fixed time deposits may be withdrawn on demand by a Fund, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have a market, there are no contractual restrictions on a Fund's right to transfer a beneficial interest in the deposit to a third party.

         Each Fund limits its investments in foreign bank obligations (i.e., obligations of foreign branches and subsidiaries of domestic banks, and domestic and foreign branches and agencies of foreign banks) to obligations of banks which at the time of investment are branches or subsidiaries of domestic banks which meet the criteria in the preceding paragraphs or are branches or agencies of foreign banks which (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies in the United States; and (iv) in the opinion of the Adviser, pursuant to the established by the Board of Directors of the Company, are of an investment quality comparable to obligations of domestic banks which may be purchased by a Fund. These obligations may be general obligations of the parent bank in addition to the issuing branch or subsidiary, but the parent bank's obligations may be limited by the terms of the specific obligation or by governmental regulation. Each Fund also limits its investments in foreign bank obligations to banks, branches and subsidiaries located in Western Europe (United Kingdom, France, Germany, Belgium, The Netherlands, Italy and Switzerland), Scandinavia (Denmark and Sweden), Australia, Japan, the Cayman Islands, the Bahamas and Canada. Each Fund will limit its investment in securities of foreign banks to not more than 20% of total assets at the time of investment.

         Each Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of the total assets of the Fund.

U.S. Government Obligations

         Each Fund may invest in U.S. Government obligations. Examples of the types of U.S. Government obligations that may be held by the Funds include, in addition to U.S. Treasury bonds, notes and bills, the obligations of the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Tennessee Valley Authority, Resolution Funding Corporation and Maritime Administration. Obligations guaranteed as to principal or interest by the U.S. Government, its agencies, authorities or instrumentalities are deemed to include: (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. If such participations are illiquid they will not be purchased.

         U.S. Government obligations include principal and interest components of securities issued or guaranteed by the U.S. Treasury if the components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program. Obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies, authorities or instrumentalities may also be acquired in the form of custodial receipts. These receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities.

Use of Segregated and Other Special Accounts

         Options, futures and forward foreign currency contracts that obligate a Fund to provide cash, securities or currencies to complete such transactions will entail that Fund to either segregate assets in an account with, or on the books of, the Company's custodian, or otherwise "covering" the transaction as described below. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or liquid assets sufficient to meet the obligation by purchasing and delivering the securities if the call is exercised. A call option written on an index will require that Fund to have portfolio securities that correlate with the index. A put option written by a Fund also will require that Fund to have available assets sufficient to purchase the securities the Fund would be obligated to buy if the put is exercised.

         A forward foreign currency contract that obligates a Fund to provide currencies will require the Fund to hold currencies or liquid securities denominated in a foreign currency which will equal the Fund's obligations. Such a contract requiring the purchase of currencies also requires segregation.

         Unless a segregated account consists of the securities, cash or currencies that are the subject of the obligation, a Fund will hold cash, U.S. Government securities and other high grade liquid debt obligations in a segregated account. These assets cannot be transferred while the obligation is outstanding unless replaced with other suitable assets. In the case of an index-based transaction, a Fund could own securities substantially replicating the movement of the particular index.

         In the case of a futures contract, a Fund must deposit initial margin and variation margin, as often as daily, if the position moves adversely, sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Similarly, options on futures contracts require a Fund to deposit margin to the extent necessary to meet the Fund's commitments.

         In lieu of such assets, such transactions may be covered by other means consistent with applicable regulatory policies. A Fund may enter into off-setting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by that Fund. Moreover, instead of segregating assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Of course, the off-setting transaction must terminate at the time of or after the primary transaction.

Variable- and Floating-Rate Instruments

         Certain Funds may purchase variable-rate and floating rate obligations. If such instrument is not rated, the Adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers and guarantors of such obligations and, if the obligation is subject to a demand feature, will monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, a variable-rate demand instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligations next interest rate adjustment. Other variable-rate obligations will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time a Fund can recover payment of principal as specified in the instrument. Variable-rate demand notes held by a Money Market Fund may have maturities of more than 397 days, provided (i) the Fund is entitled to payment principal on not more than 30 days' notice, or at specified intervals not exceeding 397 days (upon not more than 30 days' notice), and (ii) the rate of interest on such note is adjusted automatically at periodic intervals which may extend up to 397 days.

         The variable- and-floating rate demand instruments that the Funds may purchase include participations in municipal securities purchased from and owned by financial institutions, primarily banks. Participation interests provide a Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed 30 days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Adviser has determined meets the prescribed quality standards for the Funds. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit, and issuing the repurchase commitment.

Warrants

         Certain Funds are permitted to invest in warrants. Warrants are privileges issued by corporations enabling the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The purchase of warrants involves the risk that the purchaser could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

When-Issued Purchases and Forward Commitments

         A Fund may agree to purchase securities on a when-issued basis or enter into a forward commitment to purchase securities. When a Fund engages in these transactions, its custodian will segregate cash, U.S. government securities or other high quality debt obligations equal to the amount of the commitment. Normally, the custodian will segregate portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to segregate additional assets in order to ensure that the value of the segregated assets remains equal to the amount of the Fund's commitment. Because a Fund will segregate cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be adversely affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its assets. In the case of a forward commitment to sell portfolio securities, the Fund's custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding.

         A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss.

         When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the net asset value of a Fund starting on the date the Fund agrees to purchase the securities. The Fund does not earn dividends on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

Portfolio Turnover

         Generally, the Equity Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. If a Fund's annual portfolio turnover rate exceeds 100%, it may result in higher brokerage costs and possible tax consequences for the Portfolio and its shareholders. For the Funds' portfolio turnover rates, see the "Financial Highlights" in the Prospectus.

Investment Risks

         In addition to the risks identified in certain of the securities descriptions above, there also are general investment risks associated with an investment in any of the Funds.

         In addition to the investment risks and considerations identified in certain of the securities descriptions above, there are additional investment risks and considerations associated with an investment in certain of the Funds.

         Investments by a Fund in common stocks and other equity securities are subject to stock market risks. The value of the stocks that the Fund holds, like the broader stock market, may decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. As of the date of this SAI, the stock market, as measured by the S&P 500 Index and other commonly used indexes, was trading at or close to record levels. There can be no guarantee that these levels will continue.

         Marsico Focused Equities Fund is a non-diversified fund, which means that it typically invest in fewer issuers than diversified funds. Therefore, appreciation or depreciation of an investment in a single issuer could have a greater impact on these Funds' net asset value. Marsico Focused Equities Fund reserves the right to become a diversified fund by limiting the investments in which more than 5% of its total assets are invested.

         The value of a Fund's investments in debt securities, including U.S. Government Obligations, will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due. In addition, obligations with the lowest investment grade rating (e.g., "BBB" S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired.

         Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with such Fund's investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix A -- Fund Securities."

         Certain of the Funds may invest in securities of smaller and newer issuers. Investments in such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but also present greater risks than investments in more established companies with longer operating histories and greater financial capacity.

         Master Feeder Structure. The Feeder Funds are open-end mutual funds that seek to achieve their investment objectives by investing all of its investable assets in corresponding Master Portfolios which have the same investment objectives. The Feeder Funds may withdraw their investment in the Master Portfolios at any time if the Board of Directors of appropriate Company determines that it is in the best interest of such Feeder Fund to do so. Upon such withdrawal, the Board of Directors would consider what action might be taken, including the investment of all of the assets of the Fund in another pooled investment entity having the same investment objective as the Feeder Fund or the hiring of an investment adviser to manage the Feeder Fund's assets in accordance with its investment policies.

         The Master Portfolios are separate series of Nations Master Investment Trust, which is organized as a business trust under the laws of Delaware. The Feeder Fund and other entities that may investment in the Master Portfolios from time to time (e.g., other investment companies and commingled trust funds) will each be liable for all obligations of the Master Portfolios. However, the risk of the Feeder Fund's incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and a Portfolio itself is unable to meet its obligations. Accordingly, the Boards of Directors/Trustees of Nations Fund, Inc., Nations Fund Trust, Nations Reserves and Nations Funds Trust believe that neither a Feeder Fund nor its shareholders will be adversely affected by reason of a Feeder Fund's investing in a Master Portfolio. As with any mutual fund, other investors in the Master Portfolios could control the results of voting at the Master Portfolio level in certain instances (e.g., a change in fundamental policies by the Master Portfolio which was not approved by the Fund's shareholders). This could result in a Feeder Fund's withdrawal of its investment in the Master Portfolio. Further, the withdrawal of other entities that may from time to time invest in the Master Portfolios could have an adverse effect on the performance of such Master Portfolios and the corresponding Feeder Fund, such as decreased economies of scale, and increased per share operating expenses. In addition, the total withdrawal by another investment company as an investor in a Master Portfolio will cause the such Master Portfolio to terminate automatically in 120 days unless a Feeder Fund and any other investors in the Master Portfolio unanimously agree to continue the business of the Master Portfolio. If unanimous agreement is not reached to continue the Master Portfolio, the Board of Directors/Trustees of a Nations Funds company would need to consider alternative arrangements for the Feeder Fund, such as those described above. When the Fund is required to vote as an interestholder of the Master Portfolio, current regulations provide that in those circumstances the Feeder Fund may either seek instructions from its security holders with regard to voting such proxies and vote such proxies in accordance with such instructions or the Feeder Fund may vote its shares in the Master Portfolio in the same proportion of all other security holders in the Master Portfolio.

         There may also be other investment companies through which you can invest in the Master Portfolio which may have higher or lower fees and expense than those of its corresponding Fund and which may therefore have different performance results than the Feeder Fund.

                            MANAGEMENT OF THE COMPANY
                            -------------------------

         The business and affairs of the Company are managed under the direction of its Board of Directors. This SAI contains the names of and general background information concerning each Director.

         The directors and executive officers of the Company and their principal occupations during the last five years are set forth below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Those Directors who are "interested persons" of the Company (as defined in the 1940 Act) are indicated by an asterisk (*).

                                                                         Principal Occupations
                                                                         During Past 5 Years
                                      Position with                      and Current
Name, Address, and Age                the Company                        Directorships
----------------------                -----------                        -------------
Edmund L. Benson, III, 63             Director                           Director, President and Treasurer,
Saunders & Benson, Inc.                                                  Saunders & Benson, Inc. (Insurance),
1510 Willow Lawn Drive                                                   Insurance Managers, Inc.
Suite 216                                                                (insurance); Trustee, Nations
Richmond, VA 23230                                                       Reserves, Nations Master Investment
                                                                         Trust, Nations Annuity Trust and
                                                                         Nations Fund Trust; Director,
                                                                         Nations Fund, Inc., and Nations
                                                                         LifeGoal Funds, Inc.; Director,
                                                                         Nations Fund Portfolios, Inc.
                                                                         through August, 1999.

William P. Carmichael, 56             Director                           Trustee - 231 Funds (investment company)
Succession Fund                                                          from 1993 to 1995, Time Horizon Fund
The Wrigley Building                                                     (investment company) from 1995 to 1999,
400 North Michigan Avenue                                                Pacific Innovations Trust (investment
Suite 1016                                                               company) from 1997 to 1999, Nations Annuity
Chicago, IL  60611                                                       Trust (investment company) since December
                                                                         1999, Nations Master Investment Trust
                                                                         (investment company) since December 1999,
                                                                         and Nations Funds Trust (investment company)
                                                                         since December 1999; Director- The Hain Food
                                                                         Group, Inc. (specialty food products
                                                                         distributor) until December 1998, Cobra
                                                                         Electronics Corporation (electronic
                                                                         equipment manufacturer), Opta Food
                                                                         Ingredients, Inc. (food ingredients
                                                                         manufacturer), Golden Rule Insurance
                                                                         Company, Nations LifeGoal Funds, Inc.
                                                                         (investment company) since December 1999.

James Ermer, 57                       Director                           Retired Executive Vice President,
11511 Compass Point Drive                                                Corporate Development and Planning -
Ft. Meyers, FL  33908                                                    Land America (title insurance);
                                                                         Senior Vice President, Finance - CSX
                                                                         Corporation (transportation and
                                                                         natural resources);  Director -
                                                                         National Mine Service (mining
                                                                         supplies), Lawyers Title Corporation
                                                                         (title insurance);  Trustee, Nations
                                                                         Reserves, Nations Fund Trust,
                                                                         Nations Annuity Trust and Nations
                                                                         Master Investment Trust; Director,
                                                                         Nations Fund, Inc. and Nations
                                                                         LifeGoal Funds, Inc.; Director,
                                                                         Nations Fund Portfolios, Inc.
                                                                         through August, 1999.

William H. Grigg, 67                  Director                           Chairman Emeritus since July 1997,
Duke Power Co.                                                           Chairman and Chief Executive Officer
16092A Reap Road                                                         from April 1994 to July 1997 - Duke
Albermarle, NC  28001                                                    Power Co.; Director -  The Shaw
                                                                         Group, Inc.; Director and Vice
                                                                         Chairman, Aegis Insurance Services,
                                                                         Ltd. (a mutual insurance company in
                                                                         Bermuda); Trustee,  Nations
                                                                         Reserves, Nations Fund Trust,
                                                                         Nations Annuity Trust and Nations
                                                                         Master Investment Trust; Director,
                                                                         Hatteras Income Securities, Inc.,
                                                                         Nations Government Income Term Trust
                                                                         2003, Inc., Nations Government
                                                                         Income Term Trust 2004, Inc.,
                                                                         Nations Balanced Target Maturity
                                                                         Fund, Inc., Nations Fund, Inc. and
                                                                         Nations LifeGoal Funds, Inc.;
                                                                         Director, Nations Fund Portfolios,
                                                                         Inc. through August, 1999.


                                                                         Principal Occupations
                                                                         During Past 5 Years
                                      Position with                      and Current
Name, Address, and Age                the Company                        Directorships
----------------------                -----------                        -------------
Thomas F. Keller, 68                  Director                           R.J. Reynolds Industries Professor
Fuqua School of Business                                                 of Business Administration and
P.O. Box 90120                                                           Former Dean - Fuqua School of
Duke University                                                          Business, Duke University; Director
Durham, NC 27708                                                         - LADD Furniture, Inc. (furniture),
                                                                         Wendy's International, Inc.
                                                                         (restaurant operating and
                                                                         franchising), American Business
                                                                         Products, Inc. (printing services),
                                                                         Dimon, Inc. (tobacco), Biogen, Inc.
                                                                         (pharmaceutical biotechnology);
                                                                         Trustee, The Mentor Funds, Mentor
                                                                         Institutional Trust, Cash Reserve
                                                                         Trust, Nations Reserves, Nations
                                                                         Fund Trust, Nations Annuity Trust
                                                                         and Nations Master Investment Trust;
                                                                         Director, Hatteras Income
                                                                         Securities, Inc., Nations Government
                                                                         Income Term Trust 2003, Inc.,
                                                                         Nations Government Income Term Trust
                                                                         2004, Inc., Nations Balanced Target
                                                                         Maturity Fund, Inc. and Nations
                                                                         LifeGoal Funds, Inc.; Director,
                                                                         Nations Fund Portfolios, Inc.
                                                                         through August, 1999.

Carl E. Mundy, Jr., 65                Director                           President and CEO - USO from May
USO World Headquarters                                                   1996 to present; Commandant - United
Washington Navy Yard                                                     States Marine Corps from July 1991
Building 198                                                             to July 1995; Director -
901 M Street, S.E.                                                       Shering-Plough (pharmaceuticals and
Washington, D.C.  20374-5096                                             health care products); General
                                                                         Dynamics Corporation (defense
                                                                         systems); Trustee, Nations Reserves,
                                                                         Nations Fund Trust, Nations Annuity
                                                                         Trust and Nations Master Investment
                                                                         Trust; Director, Nations Fund, Inc.
                                                                         and Nations LifeGoal Funds, Inc.;
                                                                         Director, Nations Fund Portfolios,
                                                                         Inc. through August, 1999.

Dr. Cornelius J. Pings, 71*           Director                           President - Association of American
480 S. Orange Grove Blvd.                                                Universities from February 1993 to
Pasadena, CA  91105                                                      June 1998; Director - Farmers Group,
                                                                         Inc. (insurance company), Nations
                                                                         Fund, Inc. and Nations LifeGoal
                                                                         Funds, Inc.; Trustee, Master
                                                                         Investment Trust, Series I from 1995
                                                                         to 1999, Master Investment Trust,
                                                                         Series II from 1995 to 1997, Nations
                                                                         Reserves, Nations Fund Trust,
                                                                         Nations Annuity Trust and Nations
                                                                         Master Investment Trust.;
                                                                         Director/Trustee and Chairman -
                                                                         Pacific Horizon Funds, Inc. and
                                                                         Master Investment Trust, Series I,
                                                                         from inception to May 1999;
                                                                         Director - Time Horizon Funds and
                                                                         Pacific Innovations Trust; Director,
                                                                         Nations Fund Portfolios, Inc.
                                                                         through August, 1999.

James B. Sommers*, 61                 Director                           President - NationsBank Trust from January
237 Cherokee Road                                                        1992 to September 1996; Executive Vice
Charlotte, NC  28207                                                     President - NationsBank Corporation from
                                                                         January 1992 to May 1997; Chairman - Central
                                                                         Piedmont Community College Foundation; Board
                                                                         of Commissioners, Charlotte/ Mecklenberg
                                                                         Hospital Authority; Director - Nations Fund,
                                                                         Inc. and Nations LifeGoal Funds, Inc.;
                                                                         Trustee, Central Piedmont Community College;
                                                                         Mint Museum of Art, Nations Reserves,
                                                                         Nations Fund Trust, Nations Annuity Trust
                                                                         and Nations Master Investment Trust;
                                                                         Director, Nations Fund Portfolios, Inc.
                                                                         through August, 1999.

                                                                         Principal Occupations
                                                                         During Past 5 Years
                                      Position with                      and Current
Name, Address, and Age                the Company                        Directorships
----------------------                -----------                        -------------
A. Max Walker*, 78                    President, Director and            Independent Financial Consultant;
4580 Windsor Gate Court               Chairman of the Board              Director and Chairman of the Board -
Atlanta, GA 30342                                                        Hatteras Income Securities, Inc.,
                                                                         Nations Government Income Term Trust
                                                                         2003, Inc., Nations Government
                                                                         Income Term Trust 2004, Inc.,
                                                                         Nations Balanced Target Maturity
                                                                         Fund, Inc.; President, Director and
                                                                         Chairman of the Board - Nations
                                                                         Fund, Inc. and Nations LifeGoal
                                                                         Funds, Inc.;  President, Trustee and
                                                                         Chairman of the Board - Nations
                                                                         Reserves, Nations Fund Trust,
                                                                         Nations Annuity Trust and Nations
                                                                         Master Investment Trust; Director,
                                                                         Nations Fund Portfolios, Inc.
                                                                         through August, 1999.

Charles B. Walker, 61                 Director                           Director-Ethyl Corporation (chemical
Albermarle Corporation                                                   manufacturing); Vice Chairman and
Vice Chairman and CFO                                                    Chief Financial Officer - Albemarle
330 South Fourth Street                                                  Corporation (chemical
Richmond, VA 23219                                                       manufacturing); Director, Nations
                                                                         Fund, Inc. and Nations LifeGoal
                                                                         Funds, Inc.; Trustee, Nations
                                                                         Reserves, Nations Fund Trust,
                                                                         Nations Annuity Trust and Nations
                                                                         Master Investment Trust; Director,
                                                                         Nations Fund Portfolios, Inc.
                                                                         through August, 1999.

Thomas S. Word, Jr.*, 62              Director                           Partner - McGuire, Woods, Battle &
McGuire, Woods, Battle & Boothe LLP                                      Boothe LLP (law firm); Director -
One James Center                                                         Vaughan-Bassett Furniture Companies,
8th Floor                                                                Inc. (furniture), Nations Fund, Inc.
Richmond, VA  23219                                                      and Nations LifeGoal Funds, Inc.;
                                                                         Trustee, Nations Reserves, Nations
                                                                         Fund Trust, Nations Annuity Trust
                                                                         and Nations Master Investment Trust;
                                                                         Director, Nations Fund Portfolios,
                                                                         Inc. through August, 1999.

Richard H. Blank, Jr., 42             Secretary and Treasurer            Senior Vice President since 1998,
Stephens Inc.                                                            Vice President from 1994 to 1998 and
111 Center Street                                                        Manager from 1990 to 1994 - Mutual
Little Rock, AR  72201                                                   Fund Services, Stephens Inc.;
                                                                         Secretary since September 1993 and
                                                                         Treasurer since November 1998 -
                                                                         Nations Fund, Inc., Nations LifeGoal
                                                                         Funds, Inc., Nations Reserves,
                                                                         Nations Fund Trust, Nations Annuity
                                                                         Trust and Nations Master Investment
                                                                         Trust.; Secretary and Treasurer,
                                                                         Nations Fund Portfolios, Inc.
                                                                         through August, 1999.

Michael W. Nolte, 39                  Assistant Secretary                Assistant Secretary - Nations Fund
Stephens Inc.                                                            Trust, Nations Fund, Inc., Nations
                                                                         Reserves, Nations LifeGoal Funds,
                                                                         Inc., Nations Annuity Trust and
                                                                         Nations Master Investment Trust;
                                                                         Assistant Secretary, Nations Fund
                                                                         Portfolios, Inc. through August,
                                                                         1999.

                                                                         Principal Occupations
                                                                         During Past 5 Years
                                      Position with                      and Current
Name, Address, and Age                the Company                        Directorships
----------------------                -----------                        -------------
Carolyn Wyse, 37                      Assistant Secretary and            Assistant Secretary and Assistant
Stephens Inc.                         Assistant Treasurer                Treasurer since August 1999- Nations
                                                                         Fund Trust, Nations Fund, Inc.,
                                                                         Nations Reserves, Nations LifeGoal
                                                                         Funds, Inc., Nations Annuity Trust,
                                                                         Nations Master Investment Trust and
                                                                         Nations Funds Trust.

         Mr. Blank serves as Secretary and Treasurer to other investment companies for which Stephens Inc. serves as administrator.

         Each Director of the Company is also a Director of Nations Fund, Inc. and Nations LifeGoal Funds, Inc. and a Trustee of Nations Fund Trust, Nations Annuity Trust, Nations Master Investment Trust, Nations Reserves and Nations Funds Trust, each an open-end registered investment company that is part of the Nations Funds Family, except William P. Carmichael, who is only a board member of Nations Funds Trust, Nations Annuity Trust, Nations Master Investment Trust and the Company. Richard H. Blank, Jr., Michael W. Nolte and Carolyn Wyse are also officers of Nations Fund, Inc., Nations Fund Trust, Nations LifeGoal Funds, Inc., Nations Annuity Trust, Nations Master Investment Trust, Nations Reserves and Nations Funds Trust.

         As of the date of this SAI, the directors and officers of the Company as a group owned less than 1% of the outstanding shares of each of the LifeGoal Portfolios.

         Each Company, each Adviser, and Stephens have adopted a code of ethics which, contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the amendments to Rule 17j-1 under the 1940 Act as set forth in the August 20, 1999 Release. Each code of ethics, among other things, prohibits each access person of the Company from purchasing or selling securities when such person knows or should have known that, at the time of the transaction, the security (i) was being considered for purchase or sale by a Fund, or (ii) was being purchased or sold by a Fund. For purposes of the code of ethics, an access person means (i) a director or officer of a Company, (ii) any employee of a Company (or any company in a control relationship with a Company) who, in the course of his/her regular duties, obtains information about, or makes recommendations with respect to, the purchase or sale of securities by a Company, and (iii) any natural person in a control relationship with a Company who obtains information concerning recommendations made to a Company regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions, including a requirement that they disgorge to a Company any profits realized on short-term trading (i.e., the purchase/sale or sale/purchase of securities within any 60-day period). The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the code of ethics generally requires that a Company's access persons, other than its "disinterested" directors or trustees, submit reports to a Company's designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Company, Adviser, and Stephens are on public file with, and are available from, the SEC.

Nations Funds Retirement Plan

         Under the terms of the Nations Funds Retirement Plan for Eligible Directors/Trustees (the "Retirement Plan"), each Director/Trustee may be entitled to certain benefits upon retirement from the Board of Directors/Trustees. Pursuant to the Retirement Plan, the normal retirement date is the date on which the eligible director/trustee has attained age 65 and has completed at least five years of continuous service with one or more of the open-end investment companies advised by the Adviser. If a director/trustee retires before reaching age 65, no benefits are payable. Each eligible director/trustee is entitled to receive an annual benefit from the Funds commencing on the first day of the calendar quarter coincident with or next following his date of retirement equal to 5% of the aggregate director's/trustee's fees payable by the Funds during the calendar year in which the director's/trustee's retirement occurs multiplied by the number of years of service (not in excess of ten years of service) completed with respect to any of the Funds. Such benefit is payable to each eligible director/trustee in quarterly installments for a period of no more than five years. If an eligible director/trustee's dies after attaining age 65, the director's/trustees surviving spouse (if any) will be entitled to receive 50% of the benefits that would have been paid (or would have continued to have been paid) to the director/trustee if he had not died. The Retirement Plan is unfunded. The benefits owed to each director/trustee are unsecured and subject to the general creditors of the Funds.

Nations Funds Deferred Compensation Plan

         There is no deferred compensation plan for the Company; however, there is a deferred compensation plan in place for the other fund companies in the Nations Funds family. Under the terms of the Nations Funds Deferred Compensation Plan for Eligible Directors/Trustees (the "Deferred Compensation Plan"), each director/trustee may elect, on an annual basis, to defer all or any portion of the annual board fees (including the annual retainer and all attendance fees) payable to the director/trustee for that calendar year. An application was submitted to and approved by the SEC to permit deferring directors/trustees to elect to tie the rate of return on fees deferred pursuant to the Deferred Compensation Plan to one or more of certain investment portfolios of certain Funds. Distributions from the deferring directors'/trustees deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five years beginning on the date the deferring director's/trustees' retirement benefits commence under the Retirement Plan. The Board of Directors/Trustees, in its sole discretion, may accelerate or extend such payments after a director's/trustee's termination of service. If a deferring director/trustee dies prior to the commencement of the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a lump sum as soon as practicable after the director's/trustee's death. If a deferring director/trustee dies after the commencement of such distribution, but prior to the complete distribution of his deferral account, the balance of the amounts credited to his deferral account will be distributed to his designated beneficiary over the remaining period during which such amounts were distributable to the director/trustee. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way and deferring directors/trustees have the status of unsecured creditors of the Funds from which they are deferring compensation.

         Director Compensation
         ---------------------

         The Directors/Trustees of the all the open-end fund companies in the Nations Funds family are compensated for their services to the such companies on a flat rate basis, and not on a per registered investment company or per fund basis as outlined in the following chart.

                      Board Member Compensation Arrangement

------------------------------------------------- -------------------------------------------------------------
Board Member                                      Annual Retainer:  $65,000
                                                  Board Chairman:  Additional 20% of the base annual
                                                  retainer.  Payable in quarterly installments.  Payable pro rata for partial calendar year of service.  Allocated
                                                  across multiple registrants.
                                                  Meeting Fees:  $5,000 per meeting for in-person meetings
                                                  (up to six meetings per calendar year) and $1,000 for
                                                  telephone meetings.  Allocated across multiple registrants convened at meetings.

------------------------------------------------- -------------------------------------------------------------
Audit Committee Members                           Chairman:  Additional 10% of the base annual retainer as
                                                  Board Member.
                                                  Meeting Fees:   $1,000 per meeting if not held within one
                                                  calendar day before or after regularly scheduled Board
                                                  meetings.  Allocated across multiple registrants convened
                                                  at meetings.

------------------------------------------------- -------------------------------------------------------------
Nominating Committee Members                      Meeting Fees:  $1,000 per meeting if not held within one
                                                  calendar day before or after regularly scheduled Board
                                                  meetings.  Allocated across multiple registrants convened
                                                  at meetings.

------------------------------------------------- -------------------------------------------------------------

         The following Compensation Table provides the compensation paid by the companies to the Directors/Trustees for the year ended March 31, 2000. From April 1, 1999 to June 30, 1999 each Director/Trustee received (i) an annual retainer of $1,000 ($3,000 for the Chairman of the Board) plus $500 for each Series of each Company, plus (ii) a fee of $1,000 for attendance at each "in-person" meeting of each respective Board (or Committee thereof) and $500 for attendance at each other meeting of each respective Board (or Committee thereof). Beginning July 1, 1999 the Trustees were compensated according to the Compensation Arrangement as outlined above.

                               COMPENSATION TABLE

                                                      Pension or
                                   Aggregate          Retirement
                                  Compensation     Benefits Accrued     Estimated Annual          Total Compensation
       Name of Person                 from          as Part of Fund       Benefits Upon            from Registrant
        Position (1)             Registrant (2)        Expenses          Retirement Plan         & Fund Complex(3)(4)
        ------------             --------------        --------          ---------------         --------------
Edmund L. Benson, III               $4,479                $0                    $0                     $88,696
Trustee/Director
James Ermer                          4,479                 0                     0                      76,391
Trustee/Director
William H. Grigg                     4,479                 0                     0                     101,391
Trustee/Director
Thomas F. Keller                    $4,743                 0                     0                     $94,875
Trustee/Director

                                                      Pension or
                                   Aggregate          Retirement
                                  Compensation     Benefits Accrued     Estimated Annual          Total Compensation
       Name of Person                 from          as Part of Fund       Benefits Upon            from Registrant
        Position (1)             Registrant (2)        Expenses          Retirement Plan         & Fund Complex(3)(4)
        ------------             --------------        --------          ---------------         --------------
A. Max Walker                   5,007                   0                        0                     110,875
Chairman of the Board
Charles B. Walker               4,479                   0                        0                      92,000
Trustee/Director
Thomas S. Word                  4,437                   0                        0                      84,391
Trustee/Director
James P. Sommers                4,479                   0                        0                      93,000
Trustee/Director
Carl E. Mundy, Jr.              4,479                   0                        0                      92,000
Trustee/Director
William Carmichael                339                   0                        0                       4,753
Trustee/Director
Dr. Cornelius Pings             4,479                   0                        0                      92,000
Trustee/Director

         (1) All directors/trustees receive reimbursements for expenses related to their attendance at meetings of the Board of Directors/Trustees. Officers of the companies receive no direct remuneration in such capacity from the companies. As of the date of this SAI, the directors and officers of each company as a group owned less than 1% of the outstanding shares of each of the Funds.

         (2) For the twelve-month period ending March 31, 2000, each Director/Trustee receives (i) an annual retainer of $1,000 ($3,000 for the Chairman of the Board) plus $500 for each Fund of the companies, plus (ii) a fee of $1,000 for attendance at each "in-person" meeting of the Board of Trustees (or committee thereof) and $500 for attendance at each other meeting of the Board of Directors/Trustees (or Committee thereof).

         (3) Messrs. Grigg, Keller and A.M. Walker receive compensation from 11 investment companies that are deemed to be part of the Nations Funds "fund complex," as that term is defined under Rule 14a-101 of the Securities Exchange Act of 1934, as amended. Messrs. Benson, Ermer, C. Walker, Sommers, Mundy, Word, Pings and Carmichael receive compensation from seven investment companies deemed to be part of the Nations Funds complex.

         (4) Total compensation amounts include deferred compensation payable to or accrued for the following Directors/Trustees: Edmund L. Benson, III $40,456; James Ermer $4,803; William H. Grigg $80,912; Thomas F. Keller $85,588; and Thomas S. Word $79,954.

  INVESTMENT ADVISORY, ADMINISTRATION, CUSTODY, TRANSFER AGENCY, OTHER SERVICE
  ----------------------------------------------------------------------------
         PROVIDERS, SHAREHOLDER SERVICING AND DISTRIBUTION ARRANGEMENTS
         --------------------------------------------------------------

Investment Adviser and Sub-Adviser of the LifeGoal Portfolios

         BAAI serves as investment adviser to the LifeGoal Portfolios pursuant to an Investment Advisory Agreement dated . BAAI is a wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation. BAAI has its principal offices at One Bank of America Plaza, Charlotte, North Carolina 28255.

         BAAI also serves as investment adviser to the funds of Nations Fund, Inc., Nations Fund Trust, Nations Annuity Trust, Nations Master Investment Trust, Nations Reserves and Nations Funds Trust, each a registered investment company that is part of the Nations Funds Family. In addition, BAAI serves as the investment adviser to Hatteras Income Securities, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Nations Balanced Target Maturity Fund, Inc., each a closed-end diversified management investment company traded on the New York Stock Exchange.

         The Investment Advisory Agreement was originally approved by the Company's Board of Directors at the October 11, 1996 Meeting of the Board of Directors and by the initial shareholder. It provides that BAAI may delegate its duties to a sub-adviser. The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties thereunder on the part of BAAI, or any of its officers, directors, employees or agents, BAAI shall not be subject to liability to the Company or to any shareholder of the Company for any act or omission in the course of, or connected with, rendering services thereunder or for any loss that may be sustained in the purchase, holding or sale of any security. BAAI will receive fees for providing advisory services at the annual rate of 0.25% of the average daily value of each LifeGoal Portfolio's net assets during the preceding month. BAAI also has agreed to absorb all other expenses of the LifeGoal Portfolios (except taxes, brokerage fees and commissions, extraordinary expenses, and any applicable Rule 12b-1 fees, shareholder servicing fees and/or shareholder administration fees). BAAI also is compensated for providing advisory services to the underlying Nations Funds in which the LifeGoal Portfolios invest. The Investment Advisory Agreement shall become effective with respect to a LifeGoal Portfolio if and when approved by the Directors of the Company, and if so approved, shall thereafter continue from year to year, provided that such continuation of the Agreement is specifically approved at least annually by (a) (i) the Company's Board of Directors or (ii) the vote of "a majority of the outstanding voting securities" of a LifeGoal Portfolio (as defined in Section 2(a)(42) of the 1940 Act), and (b) the affirmative vote of a majority of the Company's Directors who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of a party to such Agreement (other than as Directors of the Company), by votes cast in person at a meeting specifically called for such purpose. The Investment Advisory Agreement will terminate automatically in the event of its assignment, and is terminable with respect to a LifeGoal Portfolio at any time without penalty by the Company (by vote of the Board of Directors or by vote of a majority of the outstanding voting securities of a LifeGoal Portfolio) or by BAAI on 60 days' written notice.

         The dollar amount of investment advisory fees paid by each LifeGoal Portfolio of the Company to BAAI and the dollar amount of advisory fees voluntarily reduced by BAAI for the Company's fiscal period ended March 31, 2000, were as follows:


                                                                 Advisory
                                                 Net             Fees               Expenses
                                                 Advisory        Voluntarily        Reimbursed
                                                 Fees            Waived             by Adviser
                                                 ----            ------             ----------
LifeGoal Growth Portfolio                        $59,433          0                  0
LifeGoal Balanced Growth Portfolio               $63,702          0                  0
LifeGoal Income and Growth Portfolio             $29,068          0                  0

The dollar amount of investment advisory fees paid by each LifeGoal Portfolio of the Company to BAAI and the dollar amount of advisory fees voluntarily reduced by BAAI for the Company's fiscal period ended March 31, 1999 were as follows:

                                                                 Advisory
                                                 Net             Fees               Expenses
                                                 Advisory        Voluntarily        Reimbursed
                                                 Fees            Waived             by Adviser
                                                 ----            ------             ----------
LifeGoal Growth Portfolio                       $ 33,010          $ 0                $ 0
LifeGoal Balanced Growth Portfolio                49,521            0                  0
LifeGoal Income and Growth Portfolio              17,390            0                  0

         The dollar amount of investment advisory fees paid by each LifeGoal Portfolio of the Company to BAAI and the dollar amount of advisory fees voluntarily reduced by BAAI for the Company's fiscal period ended March 31, 1998 were as follows:

                                                                 Advisory
                                                 Net             Fees               Expenses
                                                 Advisory        Voluntarily        Reimbursed
                                                 Fees            Waived             by Adviser
                                                 ----            ------             ----------
LifeGoal Growth Portfolio                       $ 10,146          $ 0                 $ 0
LifeGoal Balanced Growth Portfolio                 8,202            0                   0
LifeGoal Income and Growth Portfolio               2,167            0                   0


         BACAP, with principal offices at One Bank of America Plaza, Charlotte, North Carolina serves as investment sub-adviser to the LifeGoal Portfolios. BACAP is a wholly owned subsidiary of Bank of America. BACAP provides investment management services to individuals, corporations and institutions.

         The Sub-Advisory Agreement was approved by the Company's Board of Directors on October 11, 1996 and by the initial shareholder. It provides that BACAP, subject to the supervision of BAAI and the Board of Directors of the Company, will be primarily responsible for managing the assets of each LifeGoal Portfolio. BACAP will receive fees for providing such services at the annual rate of 0.05% of the average daily value of each LifeGoal Portfolio's net assets during the preceding month. BACAP is also compensated for providing sub-advisory services to most of the underlying Nations Funds in which the LifeGoal Portfolio invest. The Sub-Advisory Agreement will continue in effect for an initial term of two years from its effective date and continues in effect from year to year thereafter only if such continuance is specifically approved at least annually by the Company's Board of Directors and the affirmative vote of a majority of the directors who are not parties to the Sub-Advisory Agreement or "interested persons" of any such party by votes cast in person at a meeting called for such purpose. The respective LifeGoal Portfolios, BAAI or BACAP may terminate the Sub-Advisory Agreement, on 60 days' written notice without penalty. The Sub-Advisory Agreement terminates automatically in the event of its "assignment," as defined in the 1940 Act.

         Since 1874, Bank of America and its predecessors have been managing money for foundations, universities, corporations, institutions and individuals. Today, Bank of America affiliates collectively manage in excess of $100 billion, including the more than $90 billion in mutual fund assets. It is a company dedicated to a goal of providing responsible investment management and superior service. Bank of America is recognized for its sound investment approaches, which place it among the nation's foremost financial institutions. Bank of America and its affiliates organization makes available a wide range of financial services to its over 6 million customers through over 1700 banking and investment centers.

         Investment Adviser and Sub-Adviser of the Underlying Nations Funds

         BAAI serves as investment adviser to all of the underlying Nations
Funds.

         Brandes Investment Partners L.P. ("Brandes") serves as investment sub-adviser to the International Value Master Portfolio. Brandes Investment Partners, Inc. owns a controlling interest in Brandes Investment Partners, L.P. and serves as its General Partner. Charles Brandes is the controlling shareholder of Brandes Investment Partners, Inc. The principal offices of Brandes are located at 12750 High Bluff Drive, San Diego, CA 92130.

         Gartmore Global Partners ("Gartmore"), INVESCO Global Asset Management (N.A.), Inc. ("INVESCO") and Putnam Investment Management, Inc. ("Putnam") are the co-investment sub-advisers to the International Equity Master Portfolio. Gartmore is registered as an investment adviser under the Investment Advisers Act of 1940, with principal offices at Gartmore House, 8 Fenchurch Place, London EC3M 4PH England. It currently serves as investment sub-adviser to the Emerging Markets Fund, International Growth Fund and International Equity Master Portfolio. Gartmore's former indirect parent was Bank of America Corporation. As of May 31, 2000, Gartmore's indirect parent became Nationwide. Nationwide is an Ohio mutual insurance company with its principal executive offices located at One Nationwide Plaza, Columbus, Ohio 43215. Nationwide is the controlling company of the Nationwide Insurance Enterprise, an insurance and financial services organization (the "Enterprise"). In 1997, Nationwide had $5.1 billion of net written premium. Nationwide is a party to the Nationwide Intercompany Pooling Agreement (the "Nationwide Pooling Agreement") with 12 other property and casualty insurance companies within the Enterprise which provides that Nationwide shares in a specified percentage of the combined underwriting results and dividends to policyholders incurred by such companies (the "Nationwide Pool"). The insurance companies comprising the Nationwide Pool were the sixth largest property and casualty insurance group and were the fourth largest automobile insurance group in the United States, with approximately $8.4 billion in total net written premium at December 31, 1997 and approximately a 3.3% market share. Nationwide was originally chartered in the State of Ohio in 1925 as the Farm Bureau Mutual Automobile Insurance Company and it adopted its present name in 1955. INVESCO Global Asset Management (N.A.), Inc., with principal offices located at 1315 Peachtree Street, N.E., Atlanta, Georgia 30309, was founded in 1997 as a division of INVESCO Global a publicly traded investment management firm located in London, England, and a wholly owned subsidiary of AMVESCAP PLC, a publicly traded UK financial holding company also located in London, England that, through its subsidiaries, engages in international investment management. The "management team" responsible for the day-to-day investment decisions for INVESCO's managed portion of the assets of the International Equity Fund are: John D. Rogers, CFA; W. Linsay Davidson; Michele T. Garren, CFA; Erik B. Granade, CFA; Kent A. Stark; and Ingrid Baker, CFA. Putnam Investment Management, Inc., with principal offices located at One Post Office Square, Boston, Massachusetts 02109, is a wholly owned subsidiary of Putnam Investments, Inc., an investment management firm founded in 1937 which, except for shares held by employees is owned by Marsh & McLennan Companies, a publicly traded professional services firm that engages, through its subsidiaries in the business of insurance brokerage, investment management and consulting. The "management team" responsible for the day-to-day investment decisions for Putnam's managed portion of the assets of the International Equity Fund are: Omid Kamshad, CFA; Mark D. Pollard, Justin M. Scott and Paul C. Warren.

         Marsico Capital Management LLC ("Marsico") serves as investment sub-adviser to the Marsico Focused Equities Master Portfolio. Marsico Capital is located at 1200 17th Street, Suite 1300, Denver, CO 80202. Thomas F. Marsico is currently Chairman and Chief Executive Officer of Marsico Capital. Prior to forming Marsico Capital in September 1997, Mr. Marsico had 18 years of experience as a securities analyst/portfolio manager. Bank of America currently owns 50% of Marsico Capital. On June 28, 2000, Bank of America announced its intention to purchase the remaining 50% equity interest in Marsico Capital.

         Chicago Equity Partners, LLC ("Chicago Equity") serves as investment sub-adviser to the Blue Chip Master Portfolio. Chicago Equity Partners Corporation was established in 1998 as a wholly owned subsidiary of Bank of America and is the successor to the Bank of America Institutional Equity Group. On April 30, 2000, Chicago Equity Partners Corporation merged into Chicago Equity, a limited liability company formed in the state of Delaware. Chicago Equity is an investment adviser registered under the Investment Advisers Act of 1940, as amended. It serves as the investment sub-adviser for the Blue Chip Master Portfolio and the equity portion of the Asset Allocation Fund. The principal source of Chicago Equity's income is professional fees received from the management of client portfolios. Chicago Equity manages the assets of fiduciary and other institutional accounts. Chicago Equity is located at 231 South LaSalle Street, Chicago, Illinois 60697.

         BACAP serves as investment sub-adviser to all the other underlying
Funds.

         BAAI also serves as the investment adviser to the portfolios of Nations Fund Trust, Nations Fund, Inc., Nations Reserves, Nations Annuity Trust, each a registered investment company that is part of the Nations Funds Family. In addition, BAAI serves as the investment advisor to Hatteras Income Securities, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Nations Balanced Target Maturity Fund, Inc., each a closed-end diversified management investment company traded on the New York Stock Exchange. BACAP also serves as the sub-investment adviser to Nations Reserves, Nations Annuity Trust, Hatteras Income Securities, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Nations Balanced Target Maturity Fund, Inc.

         For the services provided and expenses assumed pursuant to various Investment Advisory Agreements, BAAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: 0.65% of the average daily net assets of the Value Fund; 0.65% of the average daily net assets of the Blue Chip Master Portfolio; 0.65% of the average daily net assets of the Strategic Growth Fund; 0.75% of the average daily net assets of the Marsico Focused Equities Master Portfolio; 0.90% of the average daily net assets of the Small Company Fund; 0.90% of the average daily net assets of the International Value Fund; 0.80% of the average daily net assets of the International Equity Master Portfolio; 0.40% of the average daily net assets of the Bond Fund; 0.50% of the average daily net assets of the Strategic Income Fund; 0.30% of the average daily net assets of the Short-Term Income Fund; and 0.20% of the average daily net assets of the Prime Fund.

         For the services provided and expenses assumed pursuant to sub-advisory agreements, BACAP is entitled to receive from BAAI sub-advisory fees computed daily and paid monthly, at the annual rates of 0.25% of the average daily net assets of the Value Fund; 0.25% of the average daily net assets of the Strategic Growth Fund; 0.25% of the average daily net assets of the Small Company Fund; 0.15% of the average daily net assets of the Bond Fund; 0.15% of the average daily net assets of the Strategic Income Fund; 0.15% of the average daily net assets of the Short-Term Income Fund; and 0.055% of the average daily net assets of the Prime Fund.

         For services provided and expenses assumed pursuant to a sub-advisory agreement, Gartmore is entitled to receive from BAAI sub-advisory fees, for the portion of the assets of the International Equity Master Portfolio that it manages, computed daily and paid monthly at the annual rates of 0.65%. INVESCO is entitled to receive from BAAI sub-advisory fees, for the portion of the assets of the International Equity Master Portfolio that it manages, computed daily and paid monthly at the annual rates of 0.65%. Putnam is entitled to receive from BAAI sub-advisory fees, for the portion of the assets of the International Equity Master Portfolio that it manages, computed daily and paid monthly at the annual rates of 0.65%. The rates indicated for Gartmore, INVESCO and Putnam are maximum rates payable; however, each such sub-adviser is paid according to a tiered rate structure in which such sub-adviser may actually be compensated at a lower rate than indicated.

         For services provided and expenses assumed pursuant to a sub-advisory agreement, Brandes is entitled to receive from BAAI sub-advisory fees, computed daily and paid monthly at the annual rate of 0.50% of the International Value Fund's average daily net assets.

         For services provided and expenses assumed pursuant to a sub-advisory agreement, Marsico Capital is entitled to receive from BAAI sub-advisory fees, computed daily and paid monthly at the annual rate of 0.45% of the Marsico Focused Equities Master Portfolio's average daily net assets.

         For services provided and expenses assumed pursuant to a sub-advisory agreement, Chicago Equity is entitled to receive from BAAI sub-advisory fees, computed daily and paid monthly at the annual rate of 0.25% of the Blue Chip Master Portfolio's average daily net assets.

         From time to time, BAAI (and/or BACAP, Gartmore, INVESCO, Putnam, Brandes, Chicago Equity or Marsico Capital) may waive or reimburse (either voluntarily or pursuant to applicable state limitations) advisory fees or expenses payable by a Fund.

Administrator, Co-Administrator and Sub-Administrator

         Stephens Inc. and BAAI (the "Co-Administrators") serve as co-administrators of the Company.

         The Co-Administrators serve under co-administration agreements ("Co-Administration Agreements"), which were approved by the Boards of Directors on November 5-6, 1998. The Co-Administrators receive, as compensation for their services rendered under the Co-Administration Agreements, administration fees, computed daily and paid monthly, at the annual rate of: 0.10% of the average daily net assets of the Prime Fund; 0.22% of the of the average daily net assets of the government bond and corporate bond Funds and the international stock Funds; and 0.23% of the of the average daily net assets of the domestic stock Funds of the average daily net assets of each such Fund.

         Pursuant to the Co-Administration Agreement, Stephens has agreed to, among other things, (i) maintain office facilities for the Funds, (ii) furnish statistical and research data, data processing, clerical, and internal executive and administrative services to each Company, (iii) furnish corporate secretarial services to each Company, including coordinating the preparation and distribution of materials for Board of Directors meetings, (iv) coordinate the provision of legal advice to each Company with respect to regulatory matters,
(v) coordinate the preparation of reports to each Company's shareholders and the SEC, including annual and semi-annual reports, (vi) coordinating the provision of services to each Company by the Transfer Agent, Sub-Transfer Agent and the Custodian, and (vii) generally assist in all aspects of each Company's operations. Stephens bears all expenses incurred in connection with the performance of its services.

         Also, pursuant to the Co-Administration Agreement, BAAI has agreed to, among other things, (i) provide accounting and bookkeeping services for the Funds, (ii) compute each Fund's net asset value and net income, (iii) accumulate information required for the Company's reports to shareholders and the SEC, (iv) prepare and file each Company's federal and state tax returns, (v) perform monthly compliance testing for the Company, and (vi) prepare and furnish the Company monthly broker security transaction summaries and transaction listings and performance information. BAAI bears all expenses incurred in connection with the performance of its services.

         The Co-Administration Agreement may be terminated by a vote of a majority of the respective Board of Directors, by Stephens or by BAAI, respectively, on 60 days' written notice without penalty. The Co-Administration Agreements are not assignable without the written consent of the other party. Furthermore, the Co-Administration Agreements provide that Stephens and BAAI shall not be liable to the Funds or to their shareholders except in the case of Stephens' or BAAI's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         The Bank of New York ("BNY") serves as sub-administrator for the Funds pursuant to sub-administration agreements. Pursuant to their terms, BNY assists Stephens and BAAI in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, BNY is entitled to receive a monthly fee which is paid by BAAI from the management fees they receive from the Funds.

         The Company had, under the previous agreements, retained Stephens, Inc. ("Administrator") as the administrator and PFPC, Inc. (the "Co-Administrator") as the co-administrator of the LifeGoal Portfolios.

         Under the previous agreements, the Administrator and Co-Administrator served under an administration agreement ("Administration Agreement") and co-administration agreement ("Co-Administration Agreement"), respectively, each of which was approved by the Board of Directors on July 10, 1996. The Administrator received, as compensation for its services rendered under the Administration Agreement and as agent for the Co-Administrator for the services it provided under the Co-Administration Agreement, an administrative fee of $10,000 per year per underlying fund in the LifeGoal Portfolio, which was absorbed by BAAI.

         Pursuant to the previous Administration Agreement, the Administrator had agreed to, among other things, (i) maintain office facilities for the LifeGoal Portfolios, (ii) furnish statistical and research data, data processing, clerical, and internal executive and administrative services to the Company, (iii) furnish corporate secretarial services to the Company, including coordinating the preparation and distribution of materials for Board of Directors meetings, (iv) coordinate the provision of legal advice to the Company with respect to regulatory matters, (v) coordinate the preparation of reports to the Company's shareholders and the SEC, including annual and semi-annual reports, (vi) coordinate the provision of services to the Company by the Co-Administrator, the Transfer Agents and the Custodians, and (vii) generally assist in all aspects of the Company's operations. Additionally, the Administrator is authorized to receive, as agent for the Co-Administrator, the fees payable to the Co-Administrator by the Company for its services rendered under the Co-Administration Agreement. The Administrator bears all expenses incurred in connection with the performance of its services.

         Pursuant to the Co-Administration Agreement, the Co-Administrator has agreed to, among other things, (i) provide accounting and bookkeeping services for the LifeGoal Portfolios, (ii) compute each Portfolio's net asset value and net income, (iii) accumulate information required for the Company's reports to shareholders and the SEC, (iv) prepare and file the Company's federal and state tax returns, (v) perform monthly compliance testing for the Company, and (vi) prepare and furnish the Company monthly broker security transaction summaries and transaction listings and performance information The Co-Administrator bears all expenses incurred in connection with the performance of its services.

         The table set forth below states the net Co-Administration fees paid to BAAI and waived for the fiscal period ended March 31, 2000:

                                               Net
                                               Co-Administration     Co-Administration Fees
                                               Fees                  Voluntarily Waived
                                               -----------           ------------------

LifeGoal Growth Portfolio                        $0                     $ 0
LifeGoal Balanced Growth Portfolio                0                       0
LifeGoal Income and Growth Portfolio              0                       0


         The table set forth below states the net Co-Administration fees paid to Stephens and waived for the fiscal period ended March 31, 2000:

                                               Net
                                               Co-Administration     Co-Administration Fees
                                               Fees                  Voluntarily Waived
                                               -----------           ------------------
LifeGoal Growth Portfolio                        $0                     $ 0
LifeGoal Balanced Growth Portfolio                0                       0
LifeGoal Income and Growth Portfolio              0                       0


         Under the previous administration agreement, Stephens (the previous administrator for the LifeGoal Portfolios) received no compensation from the LifeGoal Portfolios for serving as Administrator for the periods ended March 31, 1999, March 31, 1998.

         Under the previous co-administration agreement, the dollar amount of combined Co-Administration fees paid to PFPC, Inc. (the former co-administrator for the LifeGoal Portfolios), being absorbed by BAAI as stated above, for the periods ending February 11, 1999 was as follows:

                                               Net
                                               Co-Administration     Co-Administration Fees
                                               Fees                  Voluntarily Waived
                                               -----------           ------------------
LifeGoal Growth Portfolio                        $ 20,000               $ 0
LifeGoal Balanced Growth Portfolio                 20,000                 0
LifeGoal Income and Growth Portfolio               20,000                 0


         Under the previous co-administration agreement, the dollar amount of combined Co-Administration fees paid to PFPC, Inc. (the former co-administrator for the LifeGoal Portfolios), being absorbed by BAAI as stated above, for the periods ended March 31, 1998 and March 31, 1997 was as follows:

                                               Net
                                               Co-Administration     Co-Administration Fees
                                               Fees                  Voluntarily Waived
                                               -----------           ------------------
LifeGoal Growth Portfolio                        $ 4,959                $ 0
LifeGoal Balanced Growth Portfolio                 4,959                  0
LifeGoal Income and Growth Portfolio               4,959                  0


Distributor

         Stephens Inc. (the "Distributor") serves as the principal underwriter and distributor of the shares of the LifeGoal Portfolios.

         At a meeting held on July 10, 1996, the Board of Directors selected Stephens Inc. as Distributor, and approved a distribution agreement ("Distribution Agreement") with the Distributor. Pursuant to the Distribution Agreement, the Distributor, as agent, sells shares of the LifeGoal Portfolios on a continuous basis and transmits purchase and redemption orders that its receives to the Company or the Transfer Agent (as defined under the caption "Transfer Agents and Custodian"). Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake such advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the LifeGoal Portfolios, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be reimbursed for all or a portion of such expenses to the extent permitted by a distribution plan adopted by the Company pursuant to Rule 12b-1 under the 1940 Act.

         The Distribution Agreement will continue year to year as long as such continuance is approved at least annually by (i) the Board of Directors or a vote of the majority (as defined in the 1940 Act) of the outstanding voting securities of a LifeGoal Portfolio and (ii) a majority of the directors who are not parties to the Distribution Agreement or "interested persons" of any such party by a vote cast in person at a meeting called for such purpose. The Distribution Agreement is not assignable and is terminable with respect to a Portfolio, without penalty, on 60 days' notice by the Board of Directors, the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such LifeGoal Portfolio, or by the Distributor.

Distribution Plans And Shareholder Servicing Arrangements For Investor Shares

         Investor A Shares
         -----------------

         The Company has adopted a Shareholder Servicing and Distribution Plan (the "Investor A Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to each LifeGoal Portfolio's Investor A Shares. The Investor A Plan provides that each LifeGoal Portfolio may pay the Distributor or banks, broker/dealers or other financial institutions that offer shares of the Fund and that have entered into a Sales Support Agreement with the Distributor ("Selling Agents") or a Shareholder Servicing Agreement with the Company ("Servicing Agents"), up to 0.25% (on an annualized basis) of the average daily net asset value of such LifeGoal Portfolio.

         Payments under the Investor A Plan may be made to the Distributor for reimbursements of distribution-related expenses actually incurred by the Distributor, including, but not limited to, expenses of organizing and conducting sales seminars, printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and costs of administering the Investor A Plan, or to Servicing Agents that have entered into a Shareholder Servicing Agreement with the Company for providing shareholder support services to their customers ("Customers") which hold of record or beneficially Investor A Shares of a Fund. Such shareholder support services provided by Servicing Agents to holders of Investor A Shares of the LifeGoal Portfolios may include (i) aggregating and processing purchase and redemption requests for Investor A Shares from their Customers and transmitting promptly net purchase and redemption orders to the Company's distributor or transfer agent; (ii) providing their Customers with a service that invests the assets of their accounts in Investor A Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of their Customers; (iv) providing information periodically to their Customers showing their positions in Investor A Shares; (v) arranging for bank wires; (vi) responding to their Customers' inquiries concerning their investment in Investor A Shares; (vii) providing subaccounting with respect to Investor A Shares beneficially owned by their Customers or the information necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from the Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to their Customers; (ix) forwarding to their Customers proxy statements and proxies containing any proposals regarding the Shareholder Servicing Agreement; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Company may reasonably request to the extent the Selling Agent is permitted to do so under applicable statutes, rules or regulations.

         Expenses incurred by the Distributor pursuant to the Investor A Plan in any given year may exceed the sum of the fees received under the Investor A Plan. Any such excess may be recovered by the Distributor in future years so long as the Investor A Plan is in effect. If the Investor A Plan were terminated or not continued, a LifeGoal Portfolio would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the LifeGoal Portfolio.

         For the fiscal periods ended March 31, 1999 and March 31, 1998, the Distributor received the following amount from Rule 12b-1 fees and CDSC fees in connection with the Investor A Shares of the Portfolios: $0 and $0, respectively. Of these amounts the Distributor retained $0 and $0, respectively.

         For the fiscal periods ended March 31, 2000, the Distributor received the following amount from Rule 12b-1 fees and CDSC fees in connection with the Investor A Shares of the Portfolios: $6259 and $0, respectively. Of these amounts the Distributor retained $0 and $0, respectively.

         Investor B Shares
         -----------------

         The Directors of the Company have approved a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act for the Investor B Shares of the LifeGoal Portfolios (the "Investor B Plan"). Pursuant to the Investor B Plan, each Portfolio may pay the Distributor for certain expenses that are incurred in connection with the distribution of shares. Payments under the Investor B Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Directors provided that the annual rate may not exceed 0.75% of the average daily net asset value of Investor B Shares of a Portfolio. Payments to the Distributor pursuant to the Investor B Plan will be used (i) to compensate Selling Agents for providing sales support assistance relating to Investor B Shares, (ii) for promotional activities intended to result in the sale of Investor B Shares such as to pay for the preparation, printing and distribution of prospectuses to other than current shareholders, and (iii) to compensate Selling Agents for providing sales support services with respect to their Customers who are, from time to time, beneficial and record holders of Investor B Shares. Currently, substantially all fees paid pursuant to the Investor B Plan are paid to compensate Selling Agents for providing the services described in
(i) and (iii) above, with any remaining amounts being used by the Distributor to partially defray other expenses incurred by the Distributor in distributing Investor B Shares. Fees received by the Distributor pursuant to the Investor B Plan will not be used to pay any interest expenses, carrying charges or other financing costs (except to the extent permitted by the SEC) and will not be used to pay any general and administrative expenses of the Distributor.

         Pursuant to the Investor B Plan, the Distributor may enter into Sales Support Agreements with Selling Agents for providing sales support services to their Customers who are the record or beneficial owners of Investor B Shares of the LifeGoal Portfolios. Such Selling Agents will be compensated at the annual rate of up to 0.75% of the average daily net asset value of the Investor B Shares of the LifeGoal Portfolios held of record or beneficially by such Customers. The sales support services provided by Selling Agents may include providing distribution assistance and promotional activities intended to result in the sales of shares such as paying for the preparation, printing and distribution of prospectuses to other than current shareholders.

         Fees paid pursuant to the Investor B Plan are accrued daily and paid monthly, and are charged as expenses of the relevant shares of a LifeGoal Portfolio as accrued. Expenses incurred by the Distributor pursuant to the Investor B Plan in any given year may exceed the sum of the fees received under the Investor B Plan and payments received pursuant to contingent deferred sales charges. Any such excess may be recovered by the Distributor in future years so long as the Investor B Plan is in effect. If the Investor B Plan were terminated or not continued, a LifeGoal Portfolio would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the LifeGoal Portfolio or recovered through contingent deferred sales charges.

         In addition, the Directors have approved a Shareholder Servicing Plan ("Servicing Plan") with respect to the Investor B Shares of the LifeGoal Portfolios (the "Investor B Servicing Plan"). Pursuant to the Investor B Servicing Plan, each LifeGoal Portfolio may pay banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with Nations Fund ("Servicing Agents") for certain expenses that are incurred by the Servicing Agents in connection with shareholder support services that are provided by the Servicing Agents. Payments under the Investor B Servicing Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Directors, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the LifeGoal Portfolios' Investor B Shares. The shareholder services provided by the Servicing Agents may include (i) aggregating and processing purchase and redemption requests for such Investor B Shares from Customers and transmitting promptly net purchase and redemption orders to the Company's distributor or transfer agent; (ii) providing Customers with a service that invests the assets of their accounts in such Investor B Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of Customers; (iv) providing information periodically to Customers showing their positions in such Investor B Shares; (v) arranging for bank wires; (vi) responding to Customers' inquiries concerning their investment in such Investor B Shares; (vii) providing subaccounting with respect to such Investor B Shares beneficially owned by Customers or providing the information necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from the Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Shareholder Servicing Agreement; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Company may reasonably request to the extent the Servicing Agent is permitted to do so under applicable statutes, rules or regulations.

         For the fiscal periods ended March 31, 1999 and March 31, 1998, the Distributor received the following amount from Rule 12b-1 fees and CDSC fees in connection with the Investor B Shares of the Portfolios: $0 and $0, respectively. Of these amounts the Distributor retained $0 and $0, respectively.

         For the fiscal periods ended March 31, 2000, the Distributor received the following amount from Rule 12b-1 fees and CDSC fees in connection with the Investor B Shares of the Portfolios: $130,949 and $95,495, respectively. Of these amounts the Distributor retained $0 and $0, respectively.

         Investor C Shares
         -----------------

         The Directors of the Company have approved a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act for the Investor C Shares of the LifeGoal Portfolios (the "Investor C Plan"). Pursuant to the Investor C Plan, each Portfolio may pay the Distributor for certain expenses that are incurred in connection with the distribution of shares. Payments under the Investor C Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Directors provided that the annual rate may not exceed 0.75% of the average daily net asset value of Investor C Shares of a Portfolio. Payments to the Distributor pursuant to the Investor C Plan will be used (i) to compensate Selling Agents for providing sales support assistance relating to Investor C Shares, (ii) for promotional activities intended to result in the sale of Investor C Shares such as to pay for the preparation, printing and distribution of prospectuses to other than current shareholders, and (iii) to compensate Selling Agents for providing sales support services with respect to their Customers who are, from time to time, beneficial and record holders of Investor C Shares. Currently, substantially all fees paid pursuant to the Investor C Plan are paid to compensate Selling Agents for providing the services described in
(i) and (iii) above, with any remaining amounts being used by the Distributor to partially defray other expenses incurred by the Distributor in distributing Investor C Shares. Fees received by the Distributor pursuant to the Investor C Plan will not be used to pay any interest expenses, carrying charges or other financing costs (except to the extent permitted by the SEC) and will not be used to pay any general and administrative expenses of the Distributor.

         Pursuant to the Investor C Plan, the Distributor may enter into Sales Support Agreements with Selling Agents for providing sales support services to their Customers who are the record or beneficial owners of Investor C Shares of the LifeGoal Portfolios. Such Selling Agents will be compensated at the annual rate of up to 0.75% of the average daily net asset value of the Investor C Shares of the LifeGoal Portfolios held of record or beneficially by such Customers. The sales support services provided by Selling Agents may include providing distribution assistance and promotional activities intended to result in the sales of shares such as paying for the preparation, printing and distribution of prospectuses to other than current shareholders.

         Fees paid pursuant to the Investor C Plan are accrued daily and paid monthly, and are charged as expenses of the relevant shares of a Fund as accrued. Expenses incurred by the Distributor pursuant to the Investor C Plan in any given year may exceed the sum of the fees received under the Investor C Plan and payments received pursuant to contingent deferred sales charges. Any such excess may be recovered by the Distributor in future years so long as the Investor C Plan is in effect. If the Investor C Plan were terminated or not continued, a LifeGoal Portfolio would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the LifeGoal Portfolio or recovered through contingent deferred sales charges.

         In addition, the Directors have approved a Shareholder Servicing Plan ("Servicing Plan") with respect to the Investor C Shares of the LifeGoal Portfolios (the "Investor C Servicing Plan"). Pursuant to the Investor C Servicing Plan, each LifeGoal Portfolio may pay banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with the Company ("Servicing Agents") for certain expenses that are incurred by the Servicing Agents in connection with shareholder support services that are provided by the Servicing Agents. Payments under the Investor C Servicing Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Directors, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the LifeGoal Portfolios' Investor C Shares. The shareholder services provided by the Servicing Agents may include (i) aggregating and processing purchase and redemption requests for such Investor C Shares from Customers and transmitting promptly net purchase and redemption orders to the Company's distributor or transfer agent; (ii) providing Customers with a service that invests the assets of their accounts in such Investor C Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of Customers; (iv) providing information periodically to Customers showing their positions in such Investor C Shares; (v) arranging for bank wires; (vi) responding to Customers' inquiries concerning their investment in such Investor C Shares; (vii) providing subaccounting with respect to such Investor C Shares beneficially owned by Customers or providing the information necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from the Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Shareholder Servicing Agreement; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Company may reasonably request to the extent the Servicing Agent is permitted to do so under applicable statutes, rules or regulations.

         For the fiscal periods ended March 31, 1999 and March 31, 1998, the Distributor received the following amount from Rule 12b-1 fees and CDSC fees in connection with the Investor C Shares of the Portfolios: $0 and $0, respectively. Of these amounts the Distributor retained $0 and $0, respectively.

         For the fiscal periods ended March 31, 2000, the Distributor received the following amount from Rule 12b-1 fees and CDSC fees in connection with the Investor C Shares of the Portfolios: $25,351 and $1,182, respectively. Of these amounts the Distributor retained $0 and $0, respectively.

Information Applicable to Investor A, Investor B and Investor C Shares

         The Investor A Plan, the Investor B Plan, the Investor B Servicing Plan, the Investor C Plan and the Investor C Servicing Plan, (each a "Plan" and collectively the "Plans") may only be used for the purposes specified above and as stated in each such Plan. Compensation payable to Selling Agents or Servicing Agents for shareholder support services under the Plans is subject to, among other things, the National Association of Securities Dealers, Inc.'s ("NASD") Conduct Rules governing receipt by NASD members of shareholder servicing plan fees from registered investment companies (the "NASD Servicing Plan Rule"), which became effective on July 7, 1993. Such compensation shall only be paid for services determined to be permissible under the NASD Servicing Plan Rule.

         Each Plan requires the officers of the Company or the Distributor to provide the Board of Directors at least quarterly with a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. The Board of Directors reviews these reports in connection with their decisions with respect to the Plans.

         As required by Rule 12b-1 under the 1940 Act, each Plan was approved by the Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("Qualified Directors") on July 10, 1996 (except for the Investor B Plan and Investor B Servicing Plan, approved on June 4,
1997). The Plans continue in effect as long as such continuance is specifically approved at least annually by the Board of Directors, including a majority of the Qualified Directors.

         In approving the Plans in accordance with the requirements of Rule 12b-1, the directors considered various factors and determined that there is a reasonable likelihood that each Plan will benefit the respective Investor A, Investor B or Investor C Shares and the holders of such shares. The Plans have been approved by the initial shareholder.

         Each Plan may be terminated with respect to its shares by vote of a majority of the Qualified Directors or by vote of a majority of holders of its outstanding voting securities. Any change in a Plan that would increase materially the distribution expenses paid by the Investor A, Investor B or Investor C Shares requires shareholder approval; otherwise, each Plan may be amended by the directors, including a majority of the Qualified Directors, by vote cast in person at a meeting called for the purpose of voting upon such amendment. The Investor B Servicing Plan and Investor C Servicing Plan may be terminated by a vote of a majority of the Qualified Directors. As long as a Plan is in effect, the selection or nomination of the Qualified Directors is committed to the discretion of the Qualified Directors.

         Conflict of interest restrictions may apply to the receipt by Selling, and/or Servicing Agents of compensation from the Company in connection with the investment of fiduciary assets in Investor Shares. Selling and/or Servicing Agents, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board, or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC or the Department of Labor, are urged to consult their legal advisers before investing such assets in Investor Shares.

Shareholder Administration Plan (Primary B Shares)

         As stated in the Prospectus describing the Primary B Shares, the Company has a separate Shareholder Administration Plan (the "Administration Plan") with respect to such shares. Pursuant to the Administration Plan, the Company may enter into agreements ("Administration Agreements") with broker/dealers, banks and other financial institutions that are dealers of record or holders of record or which have a servicing relationship with the beneficial owners of Primary B Shares ("Servicing Agents"). The Administration Plan provides that pursuant to the Administration Agreements, Servicing Agents shall provide the shareholder support services as set forth therein to their Customers who may from time to time own of record or beneficially Primary B Shares in consideration for the payment of up to 0.60% (on an annualized basis) of the net asset value of such shares. Such services may include: (i) aggregating and processing purchase, exchange and redemption requests for Primary B Shares from Customers and transmitting promptly net purchase and redemption orders with the Distributor or the transfer agents; (ii) providing Customers with a service that invests the assets of their accounts in Primary B Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Primary B Shares; (v) arranging for bank wires; (vi) responding to Customer inquiries concerning their investment in Primary B Shares; (vii) providing sub-accounting with respect to Primary B Shares beneficially owned by Customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications (such as proxies, shareholder reports annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding an Administration Agreement; (x) employee benefit plan recordkeeping, administration, custody and trustee services; (xi) general shareholder liaison services; and (xii) providing such other similar services as may reasonably be requested to the extent permitted under applicable statutes, rules, or regulations.

         The Administration Plan also provides that in no event may the portion of the shareholder administration fee that constitutes a "service fee," as the term is defined in the NASD Servicing Plan Rule, exceed 0.25% of the average daily net asset value of the Primary B Shares of a Portfolio. In addition, to the extent any portion of the fees payable under the Plan is deemed to be for services primarily intended to result in the sale of LifeGoal Portfolio Primary B Shares, such fees are deemed approved and may be paid under the Administration Plan. Accordingly, the Administration Plan has been approved and will be operated pursuant to Rule 12b-1 under the 1940 Act. Such Plan shall continue in effect as long as the Board of Directors, including a majority of the Qualified Directors, specifically approves the Plan at least annually.

        Fees Paid Pursuant to Shareholder Servicing/Distribution Plans
         --------------------------------------------------------------
                                Investor A Shares


                                                            Net
                                                Fees Paid (12b-1 Component)
FUND                                               Year ended 3/31/2000
----                                               --------------------
LifeGoal Growth Portfolio                               $9,430
LifeGoal Balanced Growth Portfolio                       4,803
LifeGoal Income and Growth Portfolio                     2,262


                    Fees Paid Pursuant to Distribution Plans
                    ----------------------------------------
                                Investor B Shares

                                                                                          Net
                                                            Net                  Fees Paid (Shareholder               Net
                                                Fees Paid (12b-1 Component)       Servicing Component)               Fees
FUND                                               Year ended 3/31/2000           Year ended 3/31/2000               Paid
----                                               --------------------           --------------------               ----
LifeGoal Growth Portfolio                              $61,231                         $20,410                      $81,641
LifeGoal Balanced Growth Portfolio                      70,493                          23,497                       93,990
LifeGoal Income and Growth Portfolio                    37,663                          12,554                       50,217



                    Fees Paid Pursuant to Distribution Plans
                    ----------------------------------------
                                Investor C Shares

                                                                                          Net
                                                            Net                  Fees Paid (Shareholder               Net
                                                Fees Paid (12b-1 Component)       Servicing Component)               Fees
FUND                                               Year ended 3/31/2000           Year ended 3/31/2000               Paid
----                                               --------------------           --------------------               ----
LifeGoal Growth Portfolio                               $6,892                          $2,297                       $9,189
LifeGoal Balanced Growth Portfolio                      11,817                           3,939                       15,756
LifeGoal Income and Growth Portfolio                     3,860                           1,287                        5,147

                  Fees Paid Pursuant to the Administration Plan
                  ---------------------------------------------

                                Primary B Shares

                                                           Net Admin                    Net Admin
                                                           Fees Paid                   Fees Waived
                                                           Year ended                   Year ended
                                                           3/31/2000                    3/31/2000
                                                           ---------                    ---------
LifeGoal Growth Portfolio                                     $37                           $7
LifeGoal Balanced Growth Portfolio                          1,458                          288
LifeGoal Income and Growth Portfolio                            0                            0


Expenses

         The Administrator and/or Co-Administrator furnishes, without additional cost to the Company, the services of the Treasurer and Secretary of the Company and such other personnel (other than the personnel of the Adviser or Sub-Adviser) as are required for the proper conduct of the Company's affairs. The Distributor bears the incremental expenses of printing and distributing prospectuses used by the Distributor or furnished by the Distributor to investors in connection with the public offering of the Company's Shares and the costs of any other promotional or sales literature, except that to the extent permitted under the Plans relating to the Investor A, Investor B and Investor C Shares of each LifeGoal Portfolio, sales-related expenses incurred by the Distributor may be reimbursed by the Company.

         The Company pays, or causes to be paid, all other expenses of the Company, including without limitation: the fees of the Adviser, the Sub-Adviser, the Administrator and Co-Administrator; the charges and expenses of any registrar, any custodian or depository appointed by the Company for the safekeeping of its cash, fund securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by the Company; brokerage commissions chargeable to the Company in connection with fund securities transactions to which the Company is a party; all taxes, including securities issuance and transfer taxes; corporate fees payable by the Company to federal, state or other governmental agencies; all costs and expenses in connection with the registration and maintenance of registration of the Company and its shares with the SEC and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of typesetting prospectuses and statements of additional information of the Company (including supplements thereto) and periodic reports and of printing and distributing such prospectuses and statements of additional information (including supplements thereto) to the Company's shareholders; all expenses of shareholders' and directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any dividend or distribution, whether in shares or cash; charges and expenses of any outside service used for pricing of the Company's shares; fees and expenses of legal counsel and of independent auditors in connection with any matter relative to the Company; membership dues of industry associations; interest payable on Company borrowings; postage and long-distance telephone charges; insurance premiums on property or personnel (including officers and directors) of the Company which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Company's operation unless otherwise explicitly assumed by the Adviser (and/or the Sub-Adviser), the Administrator or Co-Administrator. The Adviser, under its investment advisory agreement with the LifeGoal Portfolios, has agreed to absorb all expenses of the LifeGoal Portfolios, included those listed above, except for taxes, brokerage fees and commissions, extraordinary expenses and any applicable Rule 12b-1 fees, shareholder servicing fees and/or shareholder administration fees.

         Expenses of the Company which are not directly attributable to the operations of any class of shares of LifeGoal Portfolio are pro-rated among all classes of shares of LifeGoal Portfolios of the Company based upon the relative net assets of each class or LifeGoal Portfolio. Expenses of the Company which are not directly attributable to a specific class of shares but are directly attributable to a specific LifeGoal Portfolio are prorated among all the classes of shares of such LifeGoal Portfolio based upon the relative net assets of each such class of shares. Expenses of the Company which are directly attributable to a class of shares are charged against the income available for distribution as dividends to such class of shares.

Transfer Agents And Custodians

         PFPC, Inc., is located at 400 Bellevue Parkway, Wilmington, Delaware 19809, and serves as transfer agent (the "Transfer Agent") for each Portfolio's Shares. Under a transfer agency agreement, the Transfer Agent maintains shareholder account records for the Company, handles certain communications between shareholders and the Company, distributes dividends and distributions payable by the Company to shareholders, produces statements with respect to account activity for the Company and its shareholders for these services.

         Bank of America serves as custodian (the "Custodian") for the portfolio securities (and for shares of underlying Nations Funds) and cash of the LifeGoal Portfolios. Except with respect to shares of underlying Nations Funds, the Custodian maintains custody of the LifeGoal Portfolios' securities, cash and other property, delivers securities against payment upon sale and pays for securities against delivery upon purchase, makes payments on behalf of the LifeGoal Portfolios for payments of dividends, distributions and redemptions, endorses and collects on behalf of the LifeGoal Portfolios all checks, and receives all dividends and other distributions made on securities owned by the LifeGoal Portfolios. The Company maintains direct custody of the LifeGoal Portfolios' shares of underlying Nations Funds.

Independent Accountants and Reports

         The Board of Directors has selected PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York, 10036, as the Company's independent accountant to audit the Company's books and review the Company's tax returns for the LifeGoal Portfolios' fiscal year ending March 31, 2001.

         The financial statements and financial highlights for the fiscal period ended March 31, 2000, is hereby incorporated by reference in this SAI. The Annual Report will be sent free of charge with this SAI to any shareholder who requests this SAI.

Counsel

         Morrison & Foerster LLP serves as legal counsel to the Company. Its address is 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006.

         Morrison & Foerster LLP, counsel to the Company and special counsel to Bank of America has advised the Company and Bank of America that Bank of America and its affiliates may perform the services contemplated by the Investment Advisory Agreement and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such federal or state statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any of such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

                              DESCRIPTION OF SHARES
                              ---------------------

         The Company' Boards of Directors has authorized the issuance of the classes of shares of the LifeGoal Portfolios indicated above and may, in the future, authorize the creation of additional investment portfolios or classes of shares.

         The Board may classify or reclassify any unissued shares of the Company into shares of any class, classes or Portfolio in addition to those already authorized by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares and, pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any LifeGoal Portfolio or class. Any such classification or reclassification will comply with the provisions of the 1940 Act. Fractional shares shall have the same rights as full shares to the extent of their proportionate interest.

         All shares of a LifeGoal Portfolio have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a LifeGoal Portfolio's LifeGoal Portfolio a mental investment policy would be voted upon only by shareholders of the LifeGoal Portfolio involved. Additionally, approval of an advisory contract is a matter to be determined separately by LifeGoal Portfolio. Approval by the shareholders of one LifeGoal Portfolio is effective as to that LifeGoal Portfolio whether or not sufficient votes are received from the shareholders of the other LifeGoal Portfolios to approve the proposal as to those Portfolios. As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a LifeGoal Portfolio, means the vote of the lesser of (i) 67% of the shares of the LifeGoal Portfolio represented at a meeting if the shareholders of more than 50% of the outstanding interests of the LifeGoal Portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the LifeGoal Portfolio. The term "majority," when referring to the approvals to be obtained from shareholders of a Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the shareholders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

         The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act. However, the Company has undertaken to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Board member, if requested in writing by the shareholders of at least 10% of the Company's outstanding voting shares, and to assist in communicating with other shareholders as required by
Section 16(c) of the 1940 Act.

         Each share of a LifeGoal Portfolio represents an equal proportional interest in the LifeGoal Portfolio with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the LifeGoal Portfolio, as are declared in the discretion of the Board members. In the event of the liquidation or dissolution of the Company, shareholders of the Company's LifeGoal Portfolios are entitled to receive the assets attributable to the LifeGoal Portfolio that are available for distribution, and a distribution of any general assets not attributable to a particular LifeGoal Portfolio that are available for distribution in such manner and on such basis as the Board members in their sole discretion may determine.

         Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

         Net investment income for the LifeGoal Portfolios for dividend purposes consists of (i) interest accrued and original issue discount earned on a LifeGoal Portfolio's assets, (ii) plus the amortization of market discount and minus the amortization of market premium on such assets, (iii) less accrued expenses directly attributable to the LifeGoal Portfolio and the general expenses of the Company prorated to a LifeGoal Portfolio on the basis of its relative net assets, plus dividend or distribution income on a LifeGoal Portfolio's assets.

         Prior to purchasing shares in one of the LifeGoal Portfolios, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, may be subject to tax.

         Shareholders receiving a distribution in the form of additional shares will be treated as receiving an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         The LifeGoal Portfolios use the so-called "equalization accounting method" to allocate a portion of earnings and profits to redemption proceeds. This method permits a LifeGoal Portfolio to achieve more balanced distributions for both continuing and departing shareholders. Continuing shareholders should realize tax savings or deferrals through this method, and departing shareholders will not have their tax obligations change. Although using this method will not affect a LifeGoal Portfolio's total returns, it may reduce the amount that otherwise would be distributable to continuing shareholders by reducing the effect of redemptions on dividend and distribution amounts.

         The following table provides the expected expense ratios for Primary A Shares of each of the selected underlying Nations Funds appearing in each of the underlying Funds' prospectuses dated August 1, 2000.

------------------------------------------------------------------ ----------------------- --------------------
                                                                     (after fee waivers   (before fee waivers
                                                                       and/or expense        and/or expense
LifeGoal Portfolios Underlying Funds                                  reimbursements)        reimbursements)
------------------------------------------------------------------ ----------------------- --------------------
------------------------------------------------------------------ ----------------------- --------------------
Value Fund                                                                 0.93%                  0.93%
------------------------------------------------------------------ ----------------------- --------------------
Blue Chip Fund                                                             0.98%                  0.98%
------------------------------------------------------------------ ----------------------- --------------------
Strategic Growth Fund                                                      0.97%                  0.97%
------------------------------------------------------------------ ----------------------- --------------------
Small Company Fund                                                         1.15%                  1.22%
------------------------------------------------------------------ ----------------------- --------------------
Marsico Focused Equities Fund                                              1.16%                  1.16%
------------------------------------------------------------------ ----------------------- --------------------
International Equity Fund                                                  1.18%                  1.18%
------------------------------------------------------------------ ----------------------- --------------------
International Value Fund                                                   1.24%                  1.34%
------------------------------------------------------------------ ----------------------- --------------------
Bond Fund                                                                  0.67%                  0.67%
------------------------------------------------------------------ ----------------------- --------------------
Prime Fund                                                                 0.30%                  0.35%
------------------------------------------------------------------ ----------------------- --------------------
Strategic Income Fund                                                      0.79%                  0.89%
------------------------------------------------------------------ ----------------------- --------------------
Short-Term Income Fund                                                     0.50%                  0.60%
------------------------------------------------------------------ ----------------------- --------------------

Net Asset Value Determination

         Shares of the common stock of each class of shares of each LifeGoal Portfolio that are offered by the Prospectuses are sold at their respective net asset value next determined after the receipt of the purchase order. Shareholders may at any time redeem all or a portion of their shares at net asset value next determined following receipt of a redemption order, less any contingent deferred sales charge applicable to Investor C Shares.

         The net asset value per share of each of the LifeGoal Portfolios is determined at the times and in the manner described in the Prospectuses.

         Portfolio securities of a LifeGoal Portfolio for which market quotations are not readily available, if any, are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost, which approximates market value.

         Generally, trading in U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities, if any, used in computing the net asset value of the shares of a Portfolio are determined as of such times. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the New York Stock Exchange, which will not be reflected in the computation of net asset value. If during such periods events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith by the directors.

Exchanges

         By use of the exchange privilege, the holder of Investor Shares and/or Primary Shares authorizes the transfer agent or the shareholder's financial institution to rely on telephonic instructions from any person representing himself to be the investor and reasonably believed to be genuine. The transfer agent's or a financial institution's records of such instructions are binding. Exchanges are taxable transactions for federal income tax purposes; therefore, a shareholder will realize a capital gain or loss depending on whether the Investor Shares and/or Primary Shares being exchanged have a value which is more or less than their adjusted cost basis.

         The Company may limit the number of times the exchange privilege may be exercised by a shareholder within a specified period of time. Also, the exchange privilege may be terminated or revised at any time by the Company upon such notice as may be required by applicable regulatory agencies (presently sixty days for termination or material revision), provided that the exchange privilege may be terminated or materially revised without notice under certain unusual circumstances.

         The Prospectuses for the Investor Shares and Primary Shares of each LifeGoal Portfolio describe the exchange privileges available to holders of such Investor Shares and Primary Shares, respectively.

Dividends And Distributions

         Each LifeGoal Portfolio anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

         A LifeGoal Portfolio may either retain or distribute to shareholders its net capital gain for each taxable year. Each LifeGoal Portfolio currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his/her Shares or whether such gain was recognized by the LifeGoal Portfolio prior to the date on which the shareholder acquired his/her shares. Conversely, if a LifeGoal Portfolio elects to retain its net capital gain, the LifeGoal Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate tax rate. If a Portfolio elects to retain its net capital gain, it is expected that the LifeGoal Portfolio also will elect to have shareholders treated as if each received a distribution of his or her pro rata share of such gain, with the result that each shareholder will be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, will receive a refundable tax credit for his or her share of tax paid by the LifeGoal Portfolio on the gain and will increase the basis for his or her Shares by an amount equal to the deemed distribution less the tax credit.

         Dividends and distributions from net investment income, for each LifeGoal Portfolio are declared and paid quarterly, and capital gain distributions are declared and paid annually. The Investor A, Investor B, Investor C and Primary B Shares of the LifeGoal Portfolios accrue additional expense, not borne by the Primary A Shares, as a result of the applicable Rule 12b-1 Plan, Shareholder Servicing Plan and/or Shareholder Administration Plan. Consequently, a separate calculation is made to arrive at the net asset value per share and dividends of each class of shares of the LifeGoal Portfolios.

         Net investment income for the LifeGoal Portfolios for dividend purposes consists of (i) interest accrued and original issue discount earned on a LifeGoal Portfolio's assets, (ii) less accrued expenses directly attributable to the LifeGoal Portfolio and the general expenses of the Company prorated to a LifeGoal Portfolio on the basis of its relative net assets, plus dividend or distribution income on a LifeGoal Portfolio's assets.

                     ADDITIONAL INFORMATION CONCERNING TAXES
                     ---------------------------------------

         The following information supplements and should be read in conjunction with the Prospectus. The Prospectus of each LifeGoal Portfolio describes generally the tax treatment of distributions by the LifeGoal Portfolios. This section of the SAI includes additional information concerning Federal income taxes.

General

         Each LifeGoal Portfolio intends to qualify as a regulated investment company under Subchapter M of the Code, as long as such qualification is in the best interest of the LifeGoal Portfolio's shareholders. Each LifeGoal Portfolio will be treated as a separate entity for Federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will be applied to each LifeGoal Portfolio, rather than to the Company as a whole. In addition, net capital gain, net investment income, and operating expenses will be determined separately for each LifeGoal Portfolio. As a regulated investment company, each LifeGoal Portfolio will not be taxed on its net investment income and capital gain distributed to its shareholders.

         Qualification as a regulated investment company under the Code requires, among other things, that each LifeGoal Portfolio derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gain from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gain are directly related to the LifeGoal Portfolio's principal business of investing in stock or securities) and other income (including but not limited to gain from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies. In addition, the Code requires that each LifeGoal Portfolio diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the LifeGoal Portfolio's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the LifeGoal Portfolio's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the LifeGoal Portfolio controls and which are determined to be engaged in the same or similar trades or businesses.

         The LifeGoal Portfolios also must distribute or be deemed to distribute to their shareholders at least 90% of their net investment income (which, for this purpose, includes net short-term capital gain) earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. Furthermore, distributions declared in October, November or December of one taxable year and paid by January 31 of the following taxable year will be treated as paid by December 31 of the first taxable year. The LifeGoal Portfolios intend to pay out substantially all of their net investment income and net realized capital gain (if any) for each year.

         In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.

         As described above, the Code permits a LifeGoal Portfolio to invest greater than 25% of the value of its assets in the securities of other regulated investment companies, such as a Nations Fund. In this regard, each Nations Fund also must meet the requirements set forth above for regulated investment companies. Failure of a Nations Fund to qualify could cause a LifeGoal Portfolio investing therein to fail to qualify as a regulated investment company.

Excise Tax

         A 4% nondeductible excise tax will be imposed on each LifeGoal Portfolio (other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each LifeGoal Portfolio intends to actually or be deemed to distribute substantially all of its net investment income and net capital gain by the end of each calendar year and, thus, expects not to be subject to the excise tax.

Taxation of Investments of a Regulated Investment Company

         Although the LifeGoal Portfolios may invest directly in portfolio securities, the LifeGoal Portfolios intends to invest primarily in the securities of an underlying Nations Fund. The following discussion regarding investments of a regulated investment company therefore applies equally to investments made by a LifeGoal Portfolio, and to investments made by a Nations Fund.

         Except as provided herein, gain and loss on the sale of portfolio securities by a regulated investment company generally will be capital gain and loss. Such gain and loss will ordinarily be long-term capital gain and loss if the securities have been held by the regulated investment company for more than one year at the time of disposition of the securities.

         Gain recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by a regulated investment company at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the regulated investment company held the debt obligation.

         If an option granted by a regulated investment company lapses or is terminated through a closing transaction, such as a repurchase by the regulated investment company of the option from its holder, the regulated investment company will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the regulated investment company in the closing transaction. Some realized capital loss may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by a regulated investment company pursuant to the exercise of a call option written by it, the regulated investment company will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a regulated investment company pursuant to the exercise of a put option written by it, such regulated investment company will subtract the premium received from its cost basis in the securities purchased.

         The amount of any gain or loss realized by a regulated investment company on closing out a regulated futures contract will generally result in a realized capital gain or loss for Federal income tax purposes. Regulated futures contracts held at the end of each fiscal year will be required to be "marked to market" for Federal income tax purposes pursuant to Section 1256 of the Code. In this regard, they will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales, and sixty percent (60%) of any net realized gain or loss from any actual sales, generally will be treated as long-term capital gain or loss, and the remaining forty percent (40%) of deemed and actual sales will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "mark-to-market" rule and the "60%/40%" rule.

         Under Section 988 of the Code, a regulated investment company will generally recognize ordinary income or loss to the extent gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, generally will be treated as ordinary income or loss. The LifeGoal Portfolios will attempt to monitor
Section 988 transactions, where applicable, to avoid adverse Federal tax impact.

         Offsetting positions held by a regulated investment company involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a regulated investment company were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The regulated investment company may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the regulated investment company may differ. Generally, to the extent the straddle rules apply to positions established by the regulated investment company, loss realized by the regulated investment company may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

         If a regulated investment company enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the regulated investment company must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the regulated investment company enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale;
(ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

         If a regulated investment company purchases shares in a "passive foreign investment company" ("PFIC"), the regulated investment company may be subject to Federal income tax and an interest charge imposed by the Internal Revenue Service ("IRS") upon certain distributions from the PFIC or the regulated investment company's disposition of its PFIC shares. If a LifeGoal Portfolio invests in a PFIC, the LifeGoal Portfolio intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the LifeGoal Portfolio will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The LifeGoal Portfolio will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the LifeGoal Portfolio as ordinary income (or loss) notwithstanding any distributions by the PFIC, the LifeGoal Portfolio will not be subject to Federal income tax or the interest charge with respect to its interest in the PFIC under the election.

Capital Gain Distributions

         Distributions which are designated by a LifeGoal Portfolio as capital gain distributions will be taxed to shareholders as long-term term capital gain (to the extent such distributions equal or exceed the LifeGoal Portfolio's actual net capital gain for the taxable year), regardless of how long a shareholder has held LifeGoal Portfolio shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the LifeGoal Portfolio to its shareholders not later than 60 days after the close of the LifeGoal Portfolio's taxable year.

Other Distributions

         For Federal income tax purposes, a LifeGoal Portfolio's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For Federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year the Portfolio's declared dividends exceed the Portfolio's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits (generally the Portfolio's net investment income and capital gain) will be deemed to have constituted a dividend. Distributions in excess of earnings and profits will first be treated as a return of capital up to the amount of a shareholder's basis in its Portfolio shares and then capital gain. It is expected that the Portfolio's net income, on an annual basis, will equal the dividends declared during the year.

Disposition of Fund Shares

         A disposition of LifeGoal Portfolio shares pursuant to a redemption (including a redemption in-kind) or an exchange ordinarily will result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of the shares.

         If a shareholder exchanges or otherwise disposes of LifeGoal Portfolio shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the LifeGoal Portfolio or a different regulated investment company, the sales charge previously incurred acquiring the LifeGoal Portfolio's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the LifeGoal Portfolio will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Accordingly, the basis of substantially identical shares acquired will be increased by the loss disallowed.

         If a shareholder receives a capital gain distribution with respect to any LifeGoal Portfolio share and such LifeGoal Portfolio share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that LifeGoal Portfolio share will be treated as a long-term capital loss to the extent of the capital gain distribution. In addition, if a shareholder holds LifeGoal Portfolio shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six-month holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where a LifeGoal Portfolio regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations have been issued as of the date of this SAI. The loss disallowance rules described in this paragraph do not apply to loss realized under a periodic redemption plan.

Federal Income Tax Rates

         As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 20%; and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

Backup Withholding

         The Company may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual LifeGoal Portfolio shareholder, if the shareholder fails to certify that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or if the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's Federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company also could subject the investor to penalties imposed by the IRS.



Corporate Shareholders and Dividends Received Deduction

         Corporate shareholders of the LifeGoal Portfolios may be eligible for the dividends-received deduction on distributions attributable to a Portfolio's dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. A distribution by a LifeGoal Portfolio attributable to dividends of a domestic corporation will only qualify for the dividends-received deduction if (i) the corporate shareholder generally holds the LifeGoal Portfolio shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and
(ii) the LifeGoal Portfolio generally holds the shares of the domestic corporation producing the dividend income for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the LifeGoal Portfolio becomes entitled to such dividend income.

         To the extent a LifeGoal Portfolio receives from a regulated investment company dividends designated by such regulated investment company as other than capital gain dividends, corporate shareholders of the LifeGoal Portfolio also may be eligible for the dividends-received deduction. Like the requirements described above, a distribution by a regulated investment company attributable to dividends of a domestic corporation will only qualify for the dividends-received deduction if (i) the corporate shareholder generally holds the LifeGoal Portfolio shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; (ii) the LifeGoal Portfolio generally holds the shares of the regulated investment company producing the dividend income for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the LifeGoal Portfolio becomes entitled to such dividend income; and (iii) the regulated investment company generally holds the shares of the domestic corporation producing the dividend income for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the regulated investment company becomes entitled to such dividend income.

Foreign Shareholders

         Under the Code, distributions of net investment income by a LifeGoal Portfolio to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (each, a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a distribution paid by the LifeGoal Portfolio to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. persons will apply. Distributions of capital gain are generally not subject to tax withholding.

New Regulations

         On October 6, 1997, the Treasury Department issued new regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 1999, subject to certain transition rules. Among other things, the New Regulations will permit the LifeGoal Portfolios to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders which will be subject to U.S. income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

Foreign Taxes

         Income and dividends received by a LifeGoal Portfolio from foreign securities and gain realized by the LifeGoal Portfolio on the disposition of foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Although in some circumstances a regulated investment company can elect to "pass through" foreign tax credits to its shareholders, the LifeGoal Portfolios do not expect to be eligible to make such an election.

Other Matters

         Investors should be aware that the investments to be made by the LifeGoal Portfolios may involve sophisticated tax rules that may result in income or gain recognition by the LifeGoal Portfolios without corresponding current cash receipts. Although the LifeGoal Portfolios will seek to avoid significant noncash income, such noncash income could be recognized by the LifeGoal Portfolios, in which case the LifeGoal Portfolios may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

         The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the Federal tax considerations generally affecting investments in the LifeGoal Portfolios. Each investor is urged to consult his or her tax advisor regarding specific questions as to Federal, state, local or foreign taxes.


                                SECURITY HOLDERS
                                ----------------

         The name, address and percentage of ownership of each person who is known by the Registrant to have owned of record or beneficially five percent or more of any of the LifeGoal Portfolios as of July 7, 2000 is:

                                                              Class; Amount of Shares    Percentage  Percentage
Fund                 Name and Address                         Owned; Type of Ownership   of Class    of Fund
----                 ----------------                         ------------------------   --------    -------
Lifegoal Growth      NFSC FEBO # W52-011681                   Investor A; 26,451.981; B     6.48      0.96
Portfolio            NFSC/FMTC IRA ROLLOVER
                     FBO BETTY J DOHRMAN
                     3229 SW 100TH ST
                     AUGUSTA KS 67010

                                                              Class; Amount of Shares    Percentage  Percentage
Fund                 Name and Address                         Owned; Type of Ownership   of Class    of Fund
----                 ----------------                         ------------------------   --------    -------
                     STATE STREET BANK & TRUST CO TTEE        Investor A; 26,309.609; R     6.44      0.94
                     FBO COASTGEAR & COMPANY
                     ATTN: KEVIN SMITH
                     105 ROSEMONT AVE
                     WESTWOOD MA 02090

                     STATE STREET BANK & TRUST CO TTEE        Investor C; 78,095.010; R     59.03     2.79
                     FBO COASTGEAR & COMPANY
                     ATTN: KEVIN SMITH
                     105 ROSEMONT AVE
                     WESTWOOD MA 02090

                     BANK OF AMERICA NA TTEE                  Primary A; 1,571,063.036; R   98.47     56.03
                     NB 401K PLAN
                     U/A DTD 01/01/1983
                     P O BOX 2518/TX4-213-06-14
                     HOUSTON TX 77252-2518

                     BNY CUST IRA FBO FRANK W TIMPA           Primary B; 651.055; R         99.79     0.00
                     PO BOX 612
                     FORT MYERS FL 33902-0000

Lifegoal Income &    STATE STREET BANK & TRUST CO TTEE        Investor A; 20,439.895; R     25.81     2.08
Growth Portfolio     FBO COASTGEAR & COMPANY
                     ATTN: KEVIN SMITH
                     105 ROSEMONT AVE
                     WESTWOOD MA 02090

                     BNY CUST FBO MARSHA L BREWER             Investor A; 9,693.300; R      12.24     0.92
                     SEP IRA PLAN
                     9907 FLOYD ST
                     OVERLAND PARK KS 66212

                     NFSC FEBO # W69-005061                   Investor B; 36,858.154; B     8.68      3.49
                     CLAIRE ECKSTEIN
                     TOD SIGRID MARCUS
                     TOD ROSA ECKSTEIN
                     465 OCEAN DRIVE # 609
                     MIAMI BEACH FL 33139

                     2NFSC FEBO # W16-747378 JACK OVERCASH    Investor B; 29,787.574; B     7.02      2.94
                     HIGHWAY 21 NORTH BOX 539
                     MOORESVILLE NC 28115

                     STATE STREET BANK & TRUST CO TTEE        Investor C; 71,297.599; R     81.20     6.71
                     FBO COASTGEAR & COMPANY
                     ATTN: KEVIN SMITH
                     105 ROSEMONT AVE
                     WESTWOOD MA 02090

                     DONALD R ATKINS AND DAVID R MORGAN       Investor C; 7,665.983; R      8.73      0.72
                     TTEES
                     LYNDON STEEL 401K PROFIT SHARING PL
                     1947 UNION CROSS ROAD
                     WINSTON-SALEM NC 27107

                     BANK OF AMERICA NA TTEE                  Primary A; 466,684.203; R     98.95     43.43
                     NB 401K PLAN
                     U/A DTD 01/01/1983
                     P O BOX 2518/TX4-213-06-14
                     HOUSTON TX 77252-2518

                                                              Class; Amount of Shares    Percentage  Percentage
Fund                 Name and Address                         Owned; Type of Ownership   of Class    of Fund
----                 ----------------                         ------------------------   --------    -------
                     STATE STREET BANK & TRUST CO TTEE        Investor A; 103,587.263; R    46.84     3.92
                     FBO COASTGEAR & COMPANY
                     ATTN: KEVIN SMITH
                     105 ROSEMONT AVE
                     WESTWOOD MA 02090

                     NFSC FEBO # W38-750468 BALTIMORE C       Investor B; 56,627.086; B     6.26      2.15
                     FOUNDATION TTEE
                     ROSELLA M WIMMER CHAR AGREEMENT
                     REMAINDER TR, U/A 6/25/98
                     2 E READ ST
                     BALTIMORE MD 21202

                     STATE STREET BANK & TRUST CO TTEE        Investor C; 169,355.346; R    88.92     6.46
                     FBO COASTGEAR & COMPANY
                     ATTN: KEVIN SMITH
                     105 ROSEMONT AVE
                     WESTWOOD MA 02090

                     BANK OF AMERICA NA TTEE                  Primary A; 26,602,843.930; R  99.97     49.56
                     NB 401K PLAN
                     U/A DTD 01/01/1983
                     P O BOX 2518/TX4-213-06-14
                     HOUSTON TX 77252-2518

                     BNY CUST ROLLOVER IRA FBO                Primary B; 25,484.944; R      85.36     0.96
                     MICHAEL CARDELINO
                     1712 FLATWOOD DRIVE
                     FLOWER MOUND TX 75028

                     BNY CUST SEP IRA FBO RONALD E ROSS       Primary B; 4,365.683; R       14.62     0.16
                     4004 NEW TOWN RD
                     WAXHAW NC 28173-9759

                      ADDITIONAL INFORMATION ON PERFORMANCE
                      -------------------------------------

         Yield information and other performance information for the Company's LifeGoal Portfolios may be obtained by calling the Company at (800) 321-7854.

         From time to time, the yield and total return of a LifeGoal Portfolio's Investor Shares and Primary Shares may be quoted in advertisements, shareholder reports, and other communications to shareholders. Each LifeGoal Portfolio of the Company also may quote information obtained from the Investment Company Institute, national financial publications, trade journals and other industry sources in its advertising materials and sales literature. Performance information is available by calling 1-800-321-7854 with respect to Investor Shares and 1-800-621-2192 with respect to Primary Shares.

         The international investment philosophy of certain of the underlying Nation Funds is based on the premise that significant opportunities exist outside of the United States. In fact, two-thirds of the world's investment opportunities are outside of the United States and foreign stock markets have consistently outperformed the U.S. stock market. Adding foreign stocks to a domestic portfolio can help reduce risk and lower portfolio volatility because world markets do not move in sync. From time to time, the LifeGoal Portfolios might point out these opportunities and the differences that exist through investing in overseas countries in marketing materials that reference underlying Nations Funds.

Yield Calculations

         The yield of the Primary Shares and Investor Shares of the LifeGoal Portfolios is a measure of the net investment income per share (as defined) earned over a 30-day period expressed as a percentage of the maximum offering price of a share of such classes at the end of the period. Yield figures are determined by dividing the net investment income per share earned during the specified 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

                 Yield = 2[(a-b + 1)6 1]
                         ---------------
                           cd

Where:        a    =    dividends and interest earned during the period
              b    =    expenses accrued for the period (net of reimbursements)
              c    =    average daily number of shares outstanding during the
                        period that were entitled to receive dividends
              d    =    maximum offering price per share on the last day of the
                        period

         For purposes of yield quotation, income is calculated in accordance with standardized methods applicable to all stock and bond mutual funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gain and loss are excluded from the calculation.

         Income calculated for the purposes of calculating a LifeGoal Portfolio's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a LifeGoal Portfolio may differ from the rate of distributions a LifeGoal Portfolio paid over the same period or the rate of income reported in the LifeGoal Portfolios' financial statements.

Total Return Calculations

         Total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of the underlying investments in a Portfolio. The LifeGoal Portfolios' average annual and cumulative total return figures are computed in accordance with the standardized methods prescribed by the SEC.

         Average annual total return figures are computed by determining the average annual compounded rates of return over the periods indicated in the advertisement, sales literature or shareholders' report that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1 + T)n = ERV

Where:        P        =   a hypothetical initial payment of $1,000
              T        =   average annual total return
              n        =   number of years
              ERV      =   ending redeemable value at the end of the period of a
                           hypothetical $1,000 payment made at the beginning of such period

         This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectuses, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts.

         Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

               CTR     =       (ERV-P) 100
                               -----------
                                     P

Where:        CTR      =       Cumulative total return
              ERV      =       ending redeemable value at the end of the period
                               of a hypothetical $1,000 payment made at the
                               beginning of such period
              P        =       initial payment of $1,000.


         This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectuses, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts.

         For the year ended March 31, 2000, and since the Portfolios' inception, the average annual total return for the LifeGoal Portfolios was as follows:

Note: Earliest inception date for the LifeGoal Portfolios is October 15, 1996 and therefore five and ten year numbers are not available.

                             Average Annual Returns
                             ----------------------

                                                1 Year
                                                (as of           Since
                                              3/31/2000)       Inception
                                               Including       Including
LifeGoal Portfolio/Class                     Sales Charges   Sales Charges
                                             -------------   -------------
a)       Growth Portfolio
         Primary A Shares                      32.94%           18.82%
         Primary B Shares                      32.40%           18.48%
         Investor A Shares                     25.06%           16.65%
         Investor B Shares                     26.68%           14.55%
         Investor C Shares                     30.65%           17.89%

b)       Balanced Growth Portfolio
         Primary A Shares                      18.34%           12.94%
         Primary B Shares                      17.73%           12.58%
         Investor A Shares                     11.25%           10.84%
         Investor B Shares                     12.26%           10.63%
         Investor C Shares                     16.22%           12.33%

c)       Income and Growth Portfolio
         Primary A Shares                      4.91%            8.06%
         Investor A Shares                     -1.07%           6.14%
         Investor B Shares                     -0.66%           4.91%
         Investor C Shares                     3.13%            7.33%

For the period ended March 31, 2000, the aggregate total return for each LifeGoal Portfolio of the Company was:

Note: Earliest inception date for the LifeGoal Portfolios is October 15, 1996 and therefore five and ten year numbers are not available.

                             Aggregate Total Returns
                             -----------------------


                                             Inception       Inception
                                              Through         Through
                                             3/31/2000       3/31/2000
                                          Without Sales      Including
LifeGoal Portfolio/Class                      Charges      Sales Charges
                                              -------      -------------
d)       Growth Portfolio
         Primary A Shares                      81.54%           81.54%
         Primary B Shares                      79.52%           79.72%
         Investor A Shares                     80.63%           70.30%
         Investor B Shares                     45.99%           42.99%
         Investor C Shares                     76.67%           76.67%

e)       Balanced Growth Portfolio
         Primary A Shares                      52.30%           52.30%
         Primary B Shares                      50.65%           50.65%
         Investor A Shares                     51.39%           42.73%
         Investor B Shares                     33.45%           30.45%
         Investor C Shares                     49.50%           49.50%

f)       Income and Growth Portfolio
         Primary A Shares                      30.75%           30.75%
         Primary B Shares
         Investor A Shares                     30.36%           22.88%
         Investor B Shares                     16.52%           13.52%
         Investor C Shares                     27.70%           27.70%


         The Primary Shares and Investor Shares of the LifeGoal Portfolios also may quote their distribution rates, which express the historical amount of income dividends paid to their shareholders during a three-month period as a percentage of the maximum offering price per share on the last day of such period.

         The performance figures of the LifeGoal Portfolios as described above will vary from time to time depending upon market and economic conditions, the composition of their portfolios and operating expenses. These factors should be considered when comparing the performance figures of the LifeGoal Portfolios with those of other investment companies and investment vehicles.

         The LifeGoal Portfolios may quote information obtained from the Investment Company Institute, national financial publications, trade journals and other industry sources in its advertising and sales literature. In addition, the LifeGoal Portfolios may compare the performance and yield of a class or series of shares to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance and yield of a class of shares in a LifeGoal Portfolio may be compared to data prepared by Lipper Analytical Services, Inc. Performance and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a class of shares in a LifeGoal Portfolio.

                                                                      SCHEDULE A

                             DESCRIPTION OF RATINGS

The following summarizes the highest six ratings used by Standard & Poor's Corporation ("S&P") for corporate and municipal bonds. The first four ratings denote investment grade securities.

           AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

           AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

           A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

           BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

           BB, B - Bonds rated BB and B are regarded, on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories. The following summarizes the highest six ratings used by Moody's Investors Service, Inc. ("Moody's") for corporate and municipal bonds. The first four denote investment grade securities.

           Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

           Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

           A - Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

           Baa - Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

           Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

           B - Bond which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively. The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds, each of which denotes that the securities are investment grade.

           AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

           AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

           A - Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

           BBB - Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may modified by the addition of a plus or minus sign to show relative standing within these major categories. The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds, each of which denotes that the securities are investment grade:

           AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

           AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

           A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

           BBB - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:

           MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

           MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

           SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

           SP-2 -- Satisfactory capacity to pay principal and interest.

The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2, and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of LifeGoal Portfolios, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1 indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

The following summarizes the three highest rating categories used by Fitch for short-term obligations, each of which denotes that the securities are investment grade:

           F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

           F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

           F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

For commercial paper, D&P uses the short-term debt ratings described above.

For commercial paper, Fitch uses the short-term debt ratings described above.

Thomson BankWatch, Inc. ("BankWatch") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:

           AAA - The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

           AA - The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

           A - The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

           BBB - The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

           TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

           TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

           TBW-3 The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

           TBW-4 The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.


The following summarizes the four highest long-term debt ratings used by IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"):

           AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

           AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

           A - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

           BBB - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.

The following summarizes the three highest short-term debt ratings used by IBCA:

         A-1+         Where issues possess a particularly strong credit feature.

         A-1 Obligations supported by the highest capacity for timely repayment.

         A-2 Obligations supported by a good capacity for timel repayment.